UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4000

SUMMIT MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

1876 Waycross Road, Cincinnati, OH 45240
(Address of principal executive offices) (Zip code)

John F. Labmeier, Esq.
The Union Central Life Insurance Company
P.O. Box 40888
Cincinnati, Ohio 45240
(Name and address of agent for service)

(513) 595-2600
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.

Summit Mutual Funds

Annual Report

Summit Apex Series

September 30, 2006

SUMMIT MUTUAL FUNDS

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Summit Mutual Funds, Inc. - Apex Series
ANNUAL REPORT - TABLE OF CONTENTS

Message from the President	1
Fund Expenses	2

Portfolio Managers’ Reports and Financial Statements:
Nasdaq-100 Index Fund	3
Everest Fund	10
Bond Fund	16
Short-term Government Fund	25
High Yield Bond Fund	31
Money Market Fund	38

Notes to Financial Statements	45

Report of Independent Registered Public Accounting Firm	49

Important Considerations About Investing in Summit Mutual Funds
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-546-FUND, or on the Funds’ website at www.summitfunds.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

This Fund files a complete Schedule of Investments in Securities with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of shareholders and is not authorized for distribution to prospective purchasers of shares unless it is preceded or accompanied by an effective prospectus for Summit Mutual Funds, Inc.

Mutual fund investing involves risk. Principal loss is possible.

The Summit Short-term Government Fund, The Summit Money Market Fund, The Summit High Yield Bond Fund, and The Summit Bond Fund invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Investments by The Summit High Yield Bond Fund and The Summit Bond Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

An investment in the Summit Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Because the Nasdaq-100 Index Fund has expenses, and the Nasdaq-100 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

All indices listed in the report are unmanaged, and are not available for direct investment.

The Manager Comments provided in this report reflect the opinions of the Fund’s Portfolio Managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

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Summit Mutual Funds, Inc.
MESSAGE FROM THE PRESIDENT

We are pleased to send you Summit Mutual Funds’ 2006 Annual Report for the twelve-month period ended September 30, 2006. We welcome new and thank existing investors in the Summit Funds. We strive to help you reach your financial goals.

Financial markets performed well over the last 12 months, providing positive returns in all of the major domestic stock and bond indexes. International equities, as measured by the EAFE International index, outperformed the U.S. domestic market over the past year. In the fixed income arena, high yield indexes outperformed the broader, investment grade fixed income indexes, such as the Lehman Aggregate Bond Index. Both indexes provided positive returns, but investors showed a clear preference for the higher risk, higher yielding bonds over the last twelve months.

While the economy is slowing, corporate profits have remained healthy and inflation remains under control, providing a nice backdrop for financial assets. After consistently growing in the 3%-4% range for the last few years, Gross Domestic Product (GDP) grew at an annual rate of only 1.6% in the third quarter of 2006. It is unclear at this point in time if the third quarter GDP growth is simply a lull, or if the economy is headed for a more significant slowdown. Commodity prices have stabilized after large increases over the last few years and have actually retreated in some areas, particularly oil and natural gas. This gives some credence to the Federal Reserve Bank’s position that inflation pressures will ease in coming quarters.

The Federal Reserve paused after seventeen consecutive increases in the Fed Funds rate. Chairman Bernanke believes that he can engineer a soft landing where economic growth continues and inflationary pressures abate.

For the twelve-month period ended September 30th, the large cap S&P 500 Index advanced 10.79%, the S&P MidCap 400 Index improved 6.56% and the small cap Russell 2000 Index rose 9.92%. MidCap stocks have clearly lagged, after outperforming large cap stocks for the last several years. Other market sectors such as the large cap growth Nasdaq-100 Index gained 3.73% while the international EAFE Index climbed 19.65%. Growth stocks continued to under-perform value stocks, which is a trend that is better than 5 years old.

“Maintain the proper perspective (and) have realistic expectations…..”

Fixed income markets provided positive returns over the last twelve months, but the magnitude was muted slightly by rising interest rates. Intermediate interest rates rose in the range of .30% to .50% depending on the part of the curve one was exposed to. Short-term rates rose even further, as the Federal Reserve raised the Fed Funds rate for most of the period, until recently announcing a pause. The yield curve remains slightly inverted from 2 years to 10 years, with the 2 year Treasury rate at 4.68% at September 30, 2006 and the 10 year rate at 4.63%. Yield curves do not stay inverted forever, and historically have often signaled a slowdown in economic growth. It is therefore not surprising to see third quarter GDP come in at lower levels than previous quarters, as the yield curve has been flat to slightly inverted for most of calendar year 2006. In this environment, the Lehman Aggregate Bond Index provided a positive return of 3.67% over the last twelve months. The high yield market provided an even higher return of 7.96% as measured by the Merrill Lynch High Yield Master II Index during the same period, as investor’s clearly preferred higher risk, higher return assets over the last twelve months.

“Proper diversification of your investments….. is an important component of achieving your long-term investment goals.”

Looking out into 2007, economic forecasts indicate a softening in the U.S. economy and the potential for lower short term interest rates, if inflation pressures abate. One of the key drivers will be the housing market, which has slowed materially over the last six months. Time will tell if the slowdown in housing is contained to that sector of the economy, or if it is simply a precursor for a slowdown in the entire economy. The answer will shape the landscape for financial markets over the next twelve months.

Our message, however, remains the same going into 2007. Maintain the proper perspective, have realistic expectations and ensure that your investment strategy is appropriate for your risk tolerance and time horizon. Concepts such as asset allocation and portfolio rebalancing are critical. Proper diversification of your investments, both within and across asset sectors, is an important component of achieving your long-term investment goals. Summit Mutual Funds provides a solid foundation for diversified investment planning with choices across equity and fixed income styles.

Thank you for choosing Summit Funds and for the trust that you have placed in us.

Best regards,

Steven R. Sutermeister
President

Summit Mutual Funds, Inc. - Apex Series
2006 ANNUAL REPORT - FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table do not reflect transactional costs. If transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 through September 30, 2006.

Actual Expenses
The first section of the table below provides information about actual account values and actual net expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, net of fee waivers and expense reimbursements, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio	Expenses Paid * During Period April 1, 2006 to September 30, 2006

	Based on Actual Return
	Nasdaq-100 Index Fund Class I	$1,000.00	$970.00	0.65%	$3.21
	Nasdaq-100 Index Fund Class A	1,000.00	968.50	0.90%	4.44
	Everest Fund Class I	1,000.00	1,068.50	0.91%	4.72
	Everest Fund Class A	1,000.00	1,067.10	1.16%	6.01
	Bond Fund	1,000.00	1,039.10	0.71%	3.63
	Short-term Government Fund	1,000.00	1,022.80	0.73%	3.70
	High Yield Bond Fund	1,000.00	1,049.70	1.15%	5.91
	Money Market Fund	1,000.00	1,023.50	0.45%	2.28

	Based on Hypothetical Return
	(5% return before expenses)
	Nasdaq-100 Index Fund Class I	$1,000.00	$1,021.81	0.65%	$3.29
	Nasdaq-100 Index Fund Class A	1,000.00	1,020.56	0.90%	4.56
	Everest Fund Class I	1,000.00	1,020.51	0.91%	4.61
	Everest Fund Class A	1,000.00	1,019.25	1.16%	5.87
	Bond Fund	1,000.00	1,021.51	0.71%	3.60
	Short-term Government Fund	1,000.00	1,021.41	0.73%	3.70
	High Yield Bond Fund	1,000.00	1,019.30	1.15%	5.82
	Money Market Fund	1,000.00	1,022.81	0.45%	2.28

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Summit Mutual Funds, Inc. - Apex Series
NASDAQ-100 INDEX FUND

Summit NASDAQ Index Fund Class I - Average Annual Total Return
1-Year	5-Year	Since Inception
3.08%	6.61%	-11.43%

Summit NASDAQ Index Fund Class A - Average Annual Total Return
1-Year	5-Year	Since Inception
2.83%	6.46%	-11.53%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Prior to July 1, 2002, Class A share performance is based on Class I performance, adjusted to reflect Class A expenses. Until further notice, the initial sales charge is waived for all investments in Class A shares of the Nasdaq-100 Index Fund.

Fund Data

Manager:	Gary R. Rodmaker
Nick J. Kotsonis
Kevin P. Aug
Inception Date:	December 28, 1999
Total Net Assets:	$15.9 Million
Number Of Equity Holdings:	100
Median Cap Size:	$8,299 Million
Dividend Yield:	0.43%

Top 10 Equity Holdings

(% of net assets)
Microsoft Corp.	6.6%
Apple Computer, Inc.	6.4%
Qualcomm, Inc.	5.1%
Google, Inc. - Class A	3.7%
Cisco Systems, Inc.	3.5%
Intel Corp.	2.9%
Amgen, Inc.	2.7%
Oracle Corp.	2.7%
Starbucks Corp.	2.5%
Comcast Corp.	2.5%

Sector Allocations

“Nasdaq” and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq 100 Index, its use, or any data included therein.

Summit Mutual Funds, Inc. - Apex Series
NASDAQ-100 INDEX FUND

Objective - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index (the “Index”).

Strategy - The Nasdaq-100 Index Fund (the “Fund”) will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

Manager’s Comments:

For the year ended September 30, 2006, the Summit Nasdaq-100 Index Fund’s total return for Class I shares was 3.08% (after waivers and reimbursements). This compares to a 3.73% total return for the Nasdaq-100 Index. The difference of 0.65% is referred to as “tracking error” and is largely attributed to the Fund’s operating expenses. These expenses represent the Fund’s costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Fund; broker’s commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Fund’s objectives and strategies call for a correlation of at least 95% between the Fund’s pre-expense total return and that of the Index. The Fund achieved this level of correlation for the period presented.

Summit Mutual Funds, Inc. - Apex Series
NASDAQ-100 INDEX FUND	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

			Class I
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$21.09	$18.71	$17.35	$11.18	$15.85
INVESTMENT ACTIVITIES:
Net investment income / (loss)	0.05 (4)	0.16	(0.07)	(0.04)	(0.03)
Net realized and unrealized gains / (losses)	0.61	2.31	1.43	6.21	(4.64)
Total from Investment Activities	0.66	2.47	1.36	6.17	(4.67)
DISTRIBUTIONS:
Net investment income	(0.07)	(0.09)	—	—	—
Total Distributions	(0.07)	(0.09)	—	—	—
Net asset value, end of period	$21.68	$21.09	$18.71	$17.35	$11.18

Total return	3.08%	13.20%	7.84%	55.19%	-29.46%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets - gross	1.09%	1.13%	1.13%	1.38%	1.35%
Ratio of net investment income / (loss) to average net assets	0.25%	0.79%	-0.33%	-0.33%	-0.17%
Portfolio turnover rate(5)	12.89%	10.60%	4.92%	7.68%	1.94%
Net assets, end of period (000’s)	$15,644	$17,040	$16,874	$15,847	$6,426

	Class A
	Year Ended September 30,					Period from July 1, 2002(1) to September 30,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$20.94		$18.60	$17.30	$11.17	$13.41
INVESTMENT ACTIVITIES:
Net investment income / (loss)	0.00	(4)(6)	0.08	(0.08)	(0.08)	(0.02)
Net realized and unrealized gains / (losses)	0.59		2.33	1.38	6.21	(2.22)
Total from Investment Activities	0.59		2.41	1.30	6.13	(2.24)
DISTRIBUTIONS:
Net investment income	(0.02)		(0.07)	—	—	—
Total Distributions	(0.02)		(0.07)	—	—	—
Net asset value, end of period	$21.51		$20.94	$18.60	$17.30	$11.17

Total return(7)	2.83%		12.96%	7.51%	54.88%	-16.70%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net(2)	0.90%		0.90%	0.90%	0.89%	0.90	% (3)
Ratio of expenses to average net assets - gross	1.34%		1.38%	1.39%	1.52%	2.01	%(3)
Ratio of net investment income / (loss) to average net assets	0.00%		0.34%	-0.59%	-0.63%	-0.49	%(3)
Portfolio turnover rate(5)	12.89%		10.60%	4.92%	7.68%	1.94%
Net assets, end of period (000’s)	256		247	153	99	4

(1)	Commencement of operations.
(2)	Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. (3) Annualized.
(4)	Per share amounts are based on average shares outstanding.
(5)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Less than $0.01 per share.
(7)	Total return calculations do not include any sales charges, which are currently waived until further notice.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SCHEDULE OF INVESTMENTS	NASDAQ-100 INDEX FUND

SEPTEMBER 30, 2006
	SHARES	VALUE
COMMON STOCKS - 98.3%
Consumer Discretionary - 17.7%
Amazon.Com, Inc. (a)	3,135	$100,696
Apollo Group, Inc. - Class A (a)	1,934	95,230
Bed Bath & Beyond, Inc. (a)	4,201	160,730
Comcast Corp. (a)	10,701	394,332
Discover Holding Co. (a)	2,703	39,086
eBay, Inc. (a)	11,809	334,903
EchoStar Communications Corp. - Class A (a)	2,421	79,264
Expedia, Inc. (a)	3,722	58,361
Garmin Ltd.	2,227	108,633
IAC/InterActiveCorp (a)	3,487	100,286
Lamar Advertising Co. - Class A (a)	926	49,458
Liberty Global, Inc. - Class A (a)	2,498	64,299
NTL, Inc.	3,967	100,881
PetSmart, Inc.	1,536	42,624
Ross Stores, Inc.	1,608	40,859
Sears Holdings Corporation (a)	1,802	284,878
Sirius Satellite Radio, Inc. (a)	17,021	66,552
Staples, Inc.	5,412	131,674
Starbucks Corp. (a)	11,760	400,428
Urban Outfitters, Inc. (a)	1,954	34,566
Wynn Resorts Ltd. (a)	1,233	83,856
XM Satellite Radio Holdings, Inc. - Class A (a)	3,094	39,882
		2,811,478
Consumer Staples - 1.4%
Costco Wholesale Corp.	2,747	136,471
Whole Foods Market, Inc.	1,506	89,501
		225,972
Energy - 0.3%
Patterson-UTI Energy, Inc.	1,876	44,574

Health Care - 13.9%
Amgen, Inc. (a)	6,082	435,045
Amylin Pharmaceuticals, Inc. (a)	1,355	59,715
Biogen Idec, Inc. (a)	4,202	187,745
Biomet, Inc.	3,668	118,073
Celgene Corp. (a)	3,890	168,437
Dentsply International, Inc.	1,652	49,742
Express Scripts, Inc. (a)	1,383	104,403
Genzyme Corp. (a)	3,614	243,837
Gilead Sciences, Inc. (a)	5,033	345,767
Intuitive Surgical, Inc. (a)	400	42,180
Lincare Holdings, Inc. (a)	1,010	34,986
MedImmune, Inc. (a)	2,866	83,716
Patterson Companies, Inc. (a)	1,496	50,281
Sepracor, Inc. (a)	1,167	56,529
Teva Pharmaceutical Industries Ltd. - ADR	6,890	234,880
		2,215,336
Industrials - 4.2%
American Power Conversion Corp.	2,146	47,126
C.H. Robinson Worldwide, Inc.	1,858	82,830
Cintas Corp.	2,157	88,070
Expeditors International Washington, Inc.	2,390	106,546
Fastenal Co.	1,641	63,293
Joy Global, Inc.	1,280	48,141

	SHARES	VALUE
Industrials - 4.2% (Continued)
Monster Worldwide, Inc. (a)	1,468	$53,127
Paccar, Inc.	3,103	176,933
		666,066
Information Technology - 59.5%
Activision, Inc. (a)	2,775	41,903
Adobe Systems, Inc. (a)	6,350	237,808
Akamai Technologies, Inc. (a)	1,680	83,983
Altera Corp. (a)	5,591	102,763
Apple Computer, Inc. (a)	13,309	1,025,192
Applied Materials, Inc.	8,874	157,336
ATI Technologies, Inc. (a)	2,833	60,768
Autodesk, Inc. (a)	2,681	93,245
BEA Systems, Inc. (a)	3,999	60,785
Broadcom Corp. - Class A (a)	4,735	143,660
Cadence Design Systems, Inc. (a)	3,274	55,527
CDW Corp.	953	58,781
Check Point Software Technologies (a)	2,672	50,902
Checkfree Corp. (a)	982	40,576
Cisco Systems, Inc. (a)	24,398	561,154
Citrix Systems, Inc. (a)	2,465	89,258
Cognizant Technology Solutions Corp. - Class A (a)	1,531	113,386
Comverse Technology, Inc. (a)	2,389	51,220
Dell, Inc. (a)	9,312	212,686
Electronic Arts, Inc. (a)	3,432	191,094
Fiserv, Inc. (a)	2,438	114,805
Flextronics International Ltd. (a)	6,994	88,404
Google, Inc. - Class A (a)	1,481	595,214
Intel Corp.	22,551	463,874
Intuit, Inc. (a)	4,857	155,861
JDS Uniphase Corp. (a)	21,669	47,455
Juniper Networks, Inc. (a)	4,117	71,142
Kla-Tencor Corp.	2,667	118,601
Lam Research Corp. (a)	1,615	73,208
Linear Technology Corp.	4,492	139,791
Marvell Technology Group Ltd. (a)	6,247	121,004
Maxim Integrated Products, Inc.	4,974	139,620
Microchip Technology, Inc.	2,018	65,424
Microsoft Corp. (d)	38,386	1,049,089
Network Appliance, Inc. (a)	4,347	160,882
Nvidia Corp. (a)	3,833	113,418
Oracle Corp. (a)	24,460	433,920
Paychex, Inc.	3,989	146,995
Qualcomm, Inc.	22,288	810,169
Red Hat, Inc. (a)	2,058	43,383
Research In Motion Ltd. (a)	2,037	209,118
SanDisk Corp. (a)	2,052	109,864
Sun Microsystems, Inc. (a)	17,057	84,773
Symantec Corp. (a)	11,571	246,231
Telefonaktiebolaget LM Ericsson - ADR	1,155	39,790
Tellabs, Inc. (a)	2,876	31,521
VeriSign, Inc. (a)	2,558	51,672
Xilinx, Inc.	5,043	110,694
Yahoo!, Inc. (a)	7,427	187,755
		9,455,704
Materials - 0.4%
Sigma-Aldrich Corp.	735	55,617

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
NASDAQ-100 INDEX FUND	SCHEDULE OF INVESTMENTS

	SHARES	VALUE
Telecommunication Services - 0.9%
Millicom International Cellular S.A. (a)	1,100	$45,012
NII Holdings, Inc. (a)	1,669	103,745
		148,757
TOTAL COMMON STOCKS
(Cost $12,160,729)		15,623,504

SHORT TERM INVESTMENTS (d) - 1.7%
Money Market Fund - 0.4%
Northern Institutional Diversified Assets Portfolio	65,572	65,572

	PRINCIPAL AMOUNT	VALUE
U.S. Treasury Bills - 1.3%
4.915%, 12/14/2006	$200,000	$198,088
TOTAL SHORT TERM
INVESTMENTS (Cost $263,608)		263,660
Total Investments
(Cost $12,424,337) (b)(c) - 100.0%		15,887,164
Northern Institutional Liquid
Assets Portfolio (c) - 15.9%		2,534,847
Liabilities in Excess of Other Assets - (15.9)%		(2,521,359)
TOTAL NET ASSETS - 100.0%		$15,900,652

ADR	American Depository Receipt
(a)	Non income producing security.
(b)
For federal income tax purposes, cost is $12,691,483 and gross unrealized appreciation and depreciation of securities as of September 30, 2006 was $4,561,658 and ($1,365,977), respectively, with a net appreciation/(depreciation) appreciation of $3,195,681.

(c)
This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $2,766,852, $2,534,847, and $300,969, respectively.

(d)
Securities and other assets with an aggregate value of $267,400 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of September 30, 2006:

Type	Contracts	Unrealized Appreciation/(Depreciation)
Nasdaq 100 E Mini (12/06)	8	$5,928

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL STATEMENTS	NASDAQ-100 INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006
ASSETS
Investments in securities, at value	$15,887,164
Collateral for securities loaned,
at fair value	2,534,847
Receivables:
Shares sold	34,302
Interest and dividends	1,517
Variation Margin	250
Receivable from Adviser	31,998
Prepaid expenses and other	2,896
18,492,974
LIABILITIES
Payables:
Payable upon return of securities loaned	2,534,847
Administration fees	24,131
Professional fees	18,655
Fund accounting fees	5,418
Custodian fees	2,506
12b-1 fees	321
Directors’ fees	62
Other accrued expenses	6,382
2,592,322
NET ASSETS*
Paid-in capital	24,568,515
Accumulated undistributed net
investment income / (loss)	42,703
Accumulated net realized gain / (loss)
on investments and futures contracts	(12,179,321)
Net unrealized appreciation / (depreciation)
on investments and futures contracts	3,468,755
$15,900,652
Investments at Cost	$12,424,337
Shares authorized - Class I ($.10 par value)	20,000,000
Shares authorized - Class A ($.10 par value)	20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS
Share Class	Net Assets	Shares Outstanding
Class I	$15,644,276	721,764	$21.68
Class A	$256,376	11,917	$21.51
Class A maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)**			$21.51

*	FEDERAL TAX DATA AS OF SEPTEMBER 30, 2006
	Undistributed ordinary income	$42,703
	Post October Capital Loss Carryforward	$(855,877)
	Percentage of ordinary distributions designated as qualified dividend income	100.00%
	Dividends received deduction for corporate shareholders	99.00%

Capital Loss Carryforward Expiring September 30:
2009	2010	2012	2013	2014
$(3,158,440)	$(2,454,653)	$(1,364,110)	$(1,719,950)	$2,359,145)

**	Until further notice, the initial sales charge is waived for all investments in Class A shares of the Nasdaq-100 Index Fund.

STATEMENT OF OPERATIONS
For the year ended September 30, 2006
INVESTMENT INCOME
Interest	$52,656
Dividends	97,029
Foreign dividend taxes withheld	(303)
Other income	4,690
154,072
EXPENSES
Advisory fees	59,616
Transfer agent fees	28,810
Fund accounting fees	27,708
Professional fees	19,606
Administration fees	17,033
Custodian fees	11,120
Registration fees	9,974
Royalty fee	5,170
Directors’ fees	2,205
Shareholder reporting fees	1,113
12b-1 fees - Class A	651
Other expenses	2,570
185,576
Reimbursements and waivers	(74,209)
111,367
NET INVESTMENT INCOME / (LOSS)	42,705

REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain / (loss) on investments	(836,379)
Net realized gain / (loss) on
futures contracts	(66,214)
(902,593)
Net change in unrealized appreciation /
(depreciation) on investments and
futures contracts	1,321,046
NET REALIZED AND UNREALIZED
GAIN / (LOSS)	418,453
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS	$461,158

TRANSACTIONS WITH AFFILIATES:

Percent of Current Net Asset Value
Advisory Fee	Administration Expense	Expense Limit(1)	Reimbursements and Waivers
0.35%	0.10%	0.30%	$74,209

(1)	The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.
The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
NASDAQ-100 INDEX FUND	FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended September 30,
	2006	2005
OPERATIONS
Net investment income / (loss)	$42,705	$138,137
Net realized gain / (loss) on investments and futures	(902,593)	(3,166,061)
Net change in unrealized appreciation / (depreciation) on investments and futures contracts	1,321,046	5,227,907
	461,158	2,199,983
DISTRIBUTIONS TO SHAREHOLDERS*
Class I
Net investment income	(56,989)	(80,211)
Class A
Net investment income	(285)	(654)
	(57,274)	(80,865)
FUND SHARE TRANSACTIONS
Class I
Proceeds from shares sold	4,338,298	3,929,344
Reinvestment of distributions	56,984	80,006
Payments for shares redeemed	(6,191,574)	(5,938,706)
	(1,796,292)	(1,929,356)
Class A
Proceeds from shares sold	73,328	105,074
Reinvestment of distributions	285	654
Payments for shares redeemed	(67,780)	(35,419)
	5,833	70,309
NET INCREASE / (DECREASE) IN NET ASSETS	(1,386,575)	260,071
NET ASSETS
Beginning of period	17,287,227	17,027,156
End of period	$15,900,652	$17,287,227

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$42,703	$57,272

FUND SHARE TRANSACTIONS Class I
Sold	200,560	197,080
Reinvestment of distributions	2,610	3,814
Redeemed	(289,473)	(294,777)

Net increase / (decrease) from fund share transactions	(86,303)	(93,883)

FUND SHARE TRANSACTIONS Class A
Sold	3,513	5,253
Reinvestment of distributions	13	32
Redeemed	(3,394)	(1,748)

Net increase / (decrease) from fund share transactions	132	3,537

TOTAL COST OF PURCHASES OF:
Common Stocks	$2,032,570	$1,764,883
	$2,032,570	$1,764,883

TOTAL PROCEEDS FROM SALES OF:
Common Stocks	$2,431,155	$4,992,562
	$2,431,155	$4,992,562

*TAX CHARACTER OF DISTRIBUTIONS PAID
Ordinary income	$57,274	$80,865
	$57,274	$80,865

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
EVEREST FUND

Summit Everest Fund Class I - Average Annual Total Return
1-Year	5-Year	Since Inception
16.13%	9.49%	8.82%

Summit Everest Fund Class A - Average Annual Total Return
1-Year	5-Year	Since Inception
9.21%	7.93%	7.60%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Prior to July 1, 2002, Class A share performance is based on Class I performance, adjusted to reflect Class A sales charges and expenses.

Fund Data

Manager:	James R. McGlynn
Yvonne M. Bishop
Inception Date:	December 29, 1999
Total Net Assets:	$83.3 Million
Number Of Equity Holdings:	57
Median Cap Size:	$47,974 Million
Average Price-to-earnings Ratio:	13.8x
Average Price-to-book Ratio:	2.16x
Dividend Yield:	2.27%

Top 10 Equity Holdings

(% of net assets)
Bank of America Corp.	2.6%
ChevronTexaco Corp.	2.5%
Exxon Mobil Corp.	2.5%
ConocoPhillips	2.4%
Time Warner, Inc.	2.4%
FedEx Corp.	2.3%
Genworth Financial Inc. - Class A	2.3%
General Electric Co.	2.3%
Devon Energy Corp.	2.3%
Unilever NV	2.2%

Sector Allocations

Summit Mutual Funds, Inc. - Apex Series
EVEREST FUND

Objective - Seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Strategy - The Everest Fund (the “Fund”) seeks special opportunities in securities that are selling at discount from theoretical price/earnings ratios and that seem capable of recovering from their temporarily out-of-favor status (a “value” investment style).

Manager’s Comments:
The Everest Fund Class I shares performance for the period October 1, 2005 to September 30, 2006 was 16.13% versus 10.79% for the S & P 500 and 14.62% for the Russell 1000 Value Index (the “Index”).

In spite of the Federal Reserve’s steady stream of short-term interest rate increases that continued most of the fiscal year, the equity markets have continued to flourish. Now that Federal Funds rates are 5.25% and appear to have peaked, the equity markets can breathe a sigh of relief. Interestingly the fixed income market has already priced in future interest rate cuts. Therefore the equity markets have already been bolstered by a rebounding fixed income market. As the equity markets are discounting vehicles, just as soon as the Federal Reserve stops raising interest rates the equity markets are already looking for interest rate cuts which might be premature.

The portfolio’s top three contributors to performance during the fiscal year were Utilities, Energy, and Autos & Transports. Sub-sector and stock selection in Utilities led to out performance relative to the Index. Our holdings were mainly focused on the Telecom group which had two out of the top ten contributors to total return performance (Bell South and AT&T). Stock selection in the Electrical Utilities sector also boosted returns. Energy was the worst performing sector in the Index. An underweight of the sector helped boost relative returns. The portfolio was mostly concentrated in the Integrated Oil stocks which had some protection from the precipitous decline in natural gas prices. Finally, our stock selection in the Autos & Transport sector made it a top contributor to performance. The portfolio held FedEx which benefited from strong global manufacturing and online retail trends. Performance was also driven by a stake in Honda, which outperformed the Big 3 in this time period.

The Fund’s top three detractors to performance were the Consumer Discretionary, Consumer Staples, and Healthcare sectors. The main reason for underperformance in Consumer Discretionary was a position in Avis Budget Group, Inc. We added to this position incrementally in anticipation of the break-up of the company in the third quarter. The Fund continues to hold the individual companies as we feel they have yet to fully realize their value. Underperformance was partially offset by good stock selection in Consumer Electronics. A lack of exposure to well performing Household Products and over weights of underperforming Food and Beverage stocks detracted from performance in the Consumer Staples sector. Finally, Healthcare detracted from Fund performance as we were underweight the sector while it outperformed the market. The portfolio was underweight the Pharmaceuticals sub-sector relative to the Index in anticipation of growing patent expirations and the rise in drug litigations.

The Federal Reserve seems now to have raised interest rates to their comfort level. Nevertheless, we often find members of the Federal Reserve going before the press and threatening to raise interest rates again if signs of inflation stir. However since the impact of interest rate increases take time before they are felt in the economy, these statements are most likely trying to buy time until the expected slowdown caused by prior increases kicks in. Generally higher energy prices and rising interest rates and their combined effects on the consumer’s ability to maintain spending are the major unknowns as 2006 winds down. Offsetting this is a belief that corporations may increase capital expenditures to offset looming weakness expected by the U.S. consumer.

Summit Everest Fund will continue to invest in companies that are temporarily out-of-favor and pare those which we believe have reached full valuation now that the economy has rebounded and the Federal Reserve has become more restrictive.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL HIGHLIGHTS	EVEREST FUND

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Class I
	Year Ended September 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$61.56	$58.15	$49.88	$39.85	$54.35
INVESTMENT ACTIVITIES:
Net investment income / (loss)	0.96 (3)	0.90	0.80	0.74	0.74
Net realized and unrealized gains / (losses)	8.13	6.97	8.27	10.13	(11.12)
Total from Investment Activities	9.09	7.87	9.07	10.87	(10.38)
DISTRIBUTIONS:
Net investment income	(0.65)	(0.79)	(0.80)	(0.80)	(0.53)
Net realized gains	(6.19)	(3.67)	—	(0.04)	(3.59)
Total Distributions	(6.84)	(4.46)	(0.80)	(0.84)	(4.12)
Net asset value, end of period	$63.81	$61.56	$58.15	$49.88	$39.85

Total return	16.13%	13.96%	18.29%	27.63%	-21.24%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	0.92%	0.97%	0.97%	0.98%	0.96%
Ratio of net investment income / (loss) to average net assets	1.59%	1.51%	1.46%	1.64%	1.33%
Portfolio turnover rate (4)	54.89%	63.46%	73.43%	58.23%	66.74%
Net assets, end of period (000’s)	$80,383	$65,755	$61,042	$48,821	$42,194

	Class A
	Year Ended September 30,				Period from July 1, 2002(1) to September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$61.14	$58.62	$50.34	$39.84	$49.73
INVESTMENT ACTIVITIES:
Net investment income / (loss)	0.80 (3)	1.26	0.66	0.61	0.15
Net realized and unrealized gains / (losses)	8.09	6.46	8.35	10.22	(10.04)
Total from Investment Activities	8.89	7.72	9.01	10.83	(9.89)
DISTRIBUTIONS:
Net investment income	(0.59)	(1.53)	(0.73)	(0.29)	—
Net realized gains	(6.19)	(3.67)	—	(0.04)	—
Total Distributions	(6.78)	(5.20)	(0.73)	(0.33)	—
Net asset value, end of period	$63.25	$61.14	$58.62	$50.34	$39.84

Total return(5)	15.87%	13.65%	17.99%	27.32%	-19.89%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	1.17%	1.22%	1.22%	1.23%	1.24	%(2)
Ratio of net investment income / (loss) to average net assets	1.34%	1.03%	1.17%	1.39%	1.37	%(2)
Portfolio turnover rate (4)	54.89%	63.46%	73.43%	58.23%	66.74%
Net assets, end of period (000’s)	$2,903	$875	$16	$5	$4

(1)	Commencement of operations
(2)	Annualized.
(3)	Per share amounts are based on average shares outstanding.
(4)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. (5) Total return calculations do not include any sales charges.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
EVEREST FUND	SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2006
	SHARES	VALUE
COMMON STOCKS - 98.8%
Consumer Discretionary - 12.9%
Avis Budget Group, Inc.	11,580	$211,798
CBS Corporation - Class B	41,474	1,168,323
Home Depot, Inc.	42,500	1,541,475
News Corp. - Class B	63,800	1,316,832
Sony Corp. - ADR	36,600	1,477,176
Target Corp.	21,600	1,193,400
Time Warner, Inc.	109,600	1,998,008
Viacom, Inc. - Class B (a)	31,674	1,177,639
Wyndham Worldwide Corp. (a)	23,160	647,785
		10,732,436
Consumer Staples - 3.2%
Altria Group, Inc.	10,800	826,740
Unilever NV - ADR	75,900	1,862,586
		2,689,326
Energy - 13.5%
Chevron Corp.	32,406	2,101,853
ConocoPhillips	33,754	2,009,376
Devon Energy Corp.	29,900	1,888,185
Exxon Mobil Corp.	30,600	2,053,260
Nabors Industries Ltd. (a)	48,500	1,442,875
Royal Dutch Shell PLC - ADR	26,600	1,758,260
		11,253,809
Financials - 27.1%
AllianceBernstein Holding LP	22,000	1,517,780
The Allstate Corp.	23,000	1,442,790
Bank of America Corp.	39,792	2,131,658
The Bank of New York Co., Inc.	36,500	1,286,990
Berkshire Hathaway, Inc. (a)	545	1,729,830
Capital One Financial Corp.	15,500	1,219,230
Citigroup, Inc.	36,200	1,798,054
Fifth Third Bancorp	42,300	1,610,784
Genworth Financial, Inc. - Class A	54,700	1,915,047
JPMorgan Chase & Co.	31,464	1,477,549
Legg Mason, Inc.	8,800	887,568
Morgan Stanley	20,100	1,465,491
New York Community Bancorp, Inc.	89,900	1,472,562
Realogy Corp. (a)	48,950	1,110,186
The St. Paul Travelers Companies, Inc.	31,300	1,467,657
		22,533,176
Health Care - 4.9%
GlaxoSmithKline PLC - ADR	21,200	1,128,476
Pfizer, Inc.	60,700	1,721,452
UnitedHealth Group, Inc.	24,700	1,215,240
		4,065,168
Industrials - 11.6%
3M Co.	11,200	833,504
FedEx Corp.	17,700	1,923,636
General Electric Co.	53,500	1,888,550
Honeywell International, Inc.	41,900	1,713,710
Ingersoll-Rand Co. Ltd. - Class A	43,400	1,648,332
Tyco International Ltd.	61,300	1,715,787
		9,723,519

	SHARES	VALUE
Materials - 5.4%
The Dow Chemical Co.	45,000	$1,754,100
EI Du Pont de Nemours & Co.	32,000	1,370,880
Phelps Dodge Corp.	15,800	1,338,260
		4,463,240
Technology - 8.0%
Cisco Systems, Inc. (a)	61,100	1,405,300
Intel Corp.	71,700	1,474,869
International Business Machines Corp.	16,000	1,311,040
Microsoft Corp.	65,100	1,779,183
Nokia OYJ - ADR	33,100	651,739
		6,622,131
Telecommunication Services - 4.8%
AT&T, Inc.	47,100	1,533,576
Citizens Communications Co.	70,300	987,012
Verizon Communications, Inc.	40,400	1,500,052
		4,020,640
Transportation - 1.6%
Honda Motor Co. Ltd. - ADR	38,800	1,304,844
Utilities - 5.8%
Dominion Resources, Inc.	16,900	1,292,681
Duke Energy Corp.	24,648	744,370
The Southern Co.	40,800	1,405,968
Sprint Nextel Corp.	82,100	1,408,015
		4,851,034
TOTAL COMMON STOCKS
(Cost $74,175,990)		82,259,323

SHORT TERM INVESTMENTS - 1.9%
Northern Institutional Diversified Assets Portfolio	1,633,400	1,633,400
TOTAL SHORT TERM INVESTMENTS
(Cost $1,633,400)		1,633,400
Total Investments
(Cost $75,809,390) (b) - 100.7%		83,892,723
Liabilities in Excess of Other Assets - (0.7)%		(606,993)
TOTAL NET ASSETS - 100.0%		$83,285,730

ADR	American Depository Receipt
(a)	Non income producing security.
(b)
For federal income tax purposes, cost is $75,854,683 and gross unrealized appreciation and depreciation of securities as of September 30, 2006, was $9,580,718 and $(1,542,678) respectively, with a net appreciation / (depreciation) of $8,038,040.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL STATEMENTS	EVEREST FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006

ASSETS
Investments in securities, at value	$83,892,723
Receivables:
Securities sold	733,493
Shares sold	250
Interest and dividends	101,805
Prepaid expenses and other	2,674
84,730,945
LIABILITIES
Payables:
Investment securities purchased	1,264,754
Shares redeemed	89,060
Advisory fees	43,165
Professional fees	23,512
Administration fees	6,745
Fund accounting fees	4,684
12b-1 fees	1,894
Custodian fees	1,560
Directors’ fees	225
Other accrued expenses	9,616
1,445,215
NET ASSETS*
Paid-in capital	69,186,054
Accumulated undistributed net
investment income / (loss)	1,081,013
Accumulated net realized gain / (loss)
on investments	4,935,330
Net unrealized appreciation / (depreciation)
on investments	8,083,333
$83,285,730
Investments at Cost	$75,809,390
Shares Authorized - Class I ($.10 par value)	20,000,000
Shares Authorized - Class A ($.10 par value)	20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

Share Class	Net Assets	Shares Outstanding
Class I	$80,383,202	1,259,700	$63.81
Class A	$ 2,902,528	45,888	$63.25
Class A maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)			$67.11

*	FEDERAL TAX DATA AS OF SEPTEMBER 30, 2006
	Percentage of ordinary distributions designated as qualified dividend income	50.20%
	Dividends received deduction for corporate shareholders	44.20%
	Undistributed ordinary income	$2,302,296
	Undistributed long-term gains	$3,759,340

STATEMENT OF OPERATIONS
For the year ended September 30, 2006

INVESTMENT INCOME
Interest	$98,953
Dividends	1,745,084
Foreign dividend taxes withheld	(21,147)
1,822,890
EXPENSES
Advisory fees	465,182
Administration fees	72,685
Transfer agent fees	33,346
Professional fees	26,422
Fund accounting fees	25,759
Directors’ fees	9,340
Custodian fees	5,657
12b-1 fees - Class A	4,225
Shareholder reporting fees	3,731
Other expenses	24,137
670,484
NET INVESTMENT INCOME / (LOSS)	1,152,406

REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain / (loss) on investments	5,437,897
Net change in unrealized appreciation /
(depreciation) on investments	4,330,169

NET REALIZED AND UNREALIZED
GAIN / (LOSS)	9,768,066
NET INCREASE / (DECREASE) IN
NET ASSETS FROM OPERATIONS	$10,920,472

TRANSACTIONS WITH AFFILIATES:
Percent of Current Net Asset Value
Advisory Fee	Administration Fee
0.64%	0.10%

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
EVEREST FUND	FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended September 30,
	2006	2005
OPERATIONS
Net investment income / (loss)	$1,152,406	$967,317
Net realized gain / (loss) on investments and futures	5,437,897	6,726,634
Net change in unrealized appreciation / (depreciation) on investments	4,330,169	654,935
	10,920,472	8,348,886
DISTRIBUTIONS TO SHAREHOLDERS*
Class I
Net investment income	(696,479)	(833,358)
Net realized gain on investments	(6,582,347)	(3,870,074)
Class A
Net investment income	(11,177)	(152)
Net realized gain on investments	(117,031)	(364)
	(7,407,034)	(4,703,948)
FUND SHARE TRANSACTIONS
Class I
Proceeds from shares sold	12,448,983	8,012,575
Reinvestment of distributions	7,275,015	4,697,108
Payments for shares redeemed	(8,483,868)	(11,628,177)
	11,240,130	1,081,506
Class A
Proceeds from shares sold	1,919,862	857,655
Reinvestment of distributions	127,861	516
Payments for shares redeemed	(145,468)	(12,903)
	1,902,255	845,268
NET INCREASE / (DECREASE) IN NET ASSETS	16,655,823	5,571,712
NET ASSETS
Beginning of period	66,629,907	61,058,195
End of period	$83,285,730	$66,629,907

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$1,081,013	$672,014

FUND SHARE TRANSACTIONS
Class I
Sold	205,063	133,296
Reinvestment of distributions	127,744	80,610
Redeemed	(141,309)	(195,374)
Net increase / (decrease) from fund share transactions	191,498	18,532
FUND SHARE TRANSACTIONS
Class A
Sold	31,794	14,239
Reinvestment of distributions	2,261	9
Redeemed	(2,477)	(211)
Net increase / (decrease) from fund share transactions	31,578	14,037
TOTAL COST OF PURCHASES OF:
Common Stocks	$46,885,635	$39,493,501
	$46,885,635	$39,493,501

TOTAL PROCEEDS FROM SALES OF:
Common Stocks	$38,920,524	$41,103,843
	$38,920,524	$41,103,843
*TAX CHARACTER OF DISTRIBUTIONS PAID
Ordinary income	$707,656	$3,096,317
Long-term capital gains	6,699,378	1,607,631
	$7,407,034	$4,703,948

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
BOND FUND

Summit Bond Fund - Average Annual Total Return
1-Year	5-Year	Since Inception
4.46%	5.11%	5.90%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Data

Managers:	Gary R. Rodmaker
Michael J. Schultz
D. Scott Keller
Inception Date:	April 3, 2000
Total Net Assets:	$94.7 Million
Number Of Fixed
Income Holdings:	155
Average Duration:	4.35 years
Average Maturity:	12.9 years
Weighted Average Maturity:	6.57 years
Average Credit Quality:	A/A2
30-day SEC Yield:	5.33%

Quality Breakdown

(% of portfolio)
AAA	37%
AA	5%
A	12%
BBB	32%
BB	7%
B	6%
CC	1%

Sector Allocations

Summit Mutual Funds, Inc. - Apex Series
BOND FUND

Objective - Seeks a high level of current income, as is consistent with a reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Strategy - Under normal circumstances, the Bond Fund (the “Fund”) will invest at least 80% of the value of its assets in fixed income securities. Further, the Fund normally will invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in below investment grade debt securities or convertible debt securities.

Manager’s Comments:
The Summit Bond Fund had a total return of 4.46% for the year ended September 30, 2006, compared to a total return of 3.67% for the Lehman Brothers Aggregate Index (the “Index”).

The high yield sector provided the largest positive contribution to the Fund’s performance over the past year. For example, the Merrill Lynch Master II High Yield Index rose 7.96% during the period, compared to 3.67% for the Lehman Aggregate Bond Index. The mortgage-backed sector also contributed to higher returns with MBS securities outperforming Treasury securities by more than 1% during the period. The AA & below sector of the mortgage-baked and asset-backed markets also provided excess returns over the last 12 months. The Fund’s over-weighting of investment grade corporate bonds had little impact, positive or negative, on the performance of the Fund, although exposure to BBB rated credits had a slight positive impact during the period. Sectors that underperformed during the period were long and intermediate Treasury securities, as interest rates rose during the period.

The last year can be characterized as a year of change for fixed income markets in the United States. After 17 consecutive increases in short term interest rates, the Federal Reserve has now paused, expecting the lag effect of past increases to slow the economy and curb inflationary pressures in the economy. Long term interest rates have responded by peaking in the middle of the year, and decreasing since then. In total, interest rates are still 0.3% to 0.5% higher than they were a year ago, but the current trend is decidedly lower in rates. At this point in time, interest rates across the entire maturity spectrum of the yield curve are below the Fed Funds rate. This would imply that the next move in interest rates is lower, especially on the short end of the curve.

The U.S. economy has shown signs of weakening in recent months, with third quarter Gross Domestic Product (GDP) coming in at 1.6%, which is well below the 3% to 4% growth seen over the last few years. Most notably, the housing market has weakened substantially in the last several months, leading the slowdown in GDP growth. It remains unclear at this point in time how much spillover effect the weak housing market will ultimately have on the economy in the future. Commodity prices have also weakened recently, particularly oil and gas. After peaking at roughly $80 per barrel, oil prices have declined to approximately $60 per barrel, as 2006 comes to a close. Lower energy prices should certainly be a welcome relief to the U.S. consumer as the holiday season approaches.

While the economy has slowed, corporate profits remain solid and the equity markets have remained strong. Corporate balance sheets are in excellent shape and the employment picture remains stable. These items, along with others, give credence to the expectation of the Federal Reserve that it will successfully engineer a soft landing for the U.S. economy. Only time will tell, but so far, so good.

Summit continues to believe that our long-term strategy of underweighting Treasury and Agency securities, while overweighting investment grade corporate and mortgage-backed securities, should result in value-added opportunities for fixed income investors. In addition, Summit believes that by maintaining a moderate amount of high yield securities, the Fund’s income should be enhanced over time. Summit expects to continue implementing these strategies as we enter the next year.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL HIGHLIGHTS	BOND FUND

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Year Ended September 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$50.18	$51.40	$51.73	$50.35	$51.45
Investment Activities:
Net investment income / (loss)	2.59	2.47	2.44	3.34	3.10
Net realized and unrealized gains / (losses)	(0.44)	(1.15)	0.06	1.12	(0.98)
Total from Investment Activities	2.15	1.32	2.50	4.46	2.12
DISTRIBUTIONS:
Net investment income	(2.45)	(2.54)	(2.83)	(3.08)	(3.13)
Net realized gains	—	—	—	—	(0.09)
Total Distributions	(2.45)	(2.54)	(2.83)	(3.08)	(3.22)
Net asset value, end of period	$49.88	$50.18	$51.40	$$51.73	$50.35

Total return	4.46%	2.64%	5.05%	9.22%	4.29%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	0.71%	0.74%	0.72%	0.69%	0.71%
Ratio of net investment income / (loss) to
average net assets	5.17%	4.82%	4.82%	6.53%	6.17%
Portfolio turnover rate	62.28%	46.97%	79.28%	125.15%	51.52%
Net assets, end of period (000’s)	$94,666	$97,119	$92,148	$91,745	$103,505

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
BOND FUND	SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2006
	SHARES	VALUE
COMMON STOCKS - 0.2%
Consumer Discretionary - 0.1%
Avado Brands, Inc. (a)(f)(h)	4,803	$57,636
Intermet Corp. (a)(f)(h)	4,772	67,671
		125,307
Energy - 0.1%
Elk Horn Coal Co. LLC (a)	196,350	103,619
TOTAL COMMON STOCKS
(Cost $258,107)		228,926
PREFERRED STOCKS - 0.8%
Consumer Discretionary - 0.4%
ION Media Networks, Inc. 14.25%
Payment-in-Kind Dividend	44	360,708
Information Technology - 0.4%
Loral Skynet Corp. 12.00% Payment-in-Kind Dividend	2,008	400,596
TOTAL PREFERRED STOCKS
(Cost $655,508)		761,304

	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES - 3.2%
America West Airlines, Inc. - AMBAC Insured
Series 2001-1, 7.100%, 10/02/2022	$601,380	$620,925
Asset Backed Funding Certificates
Series 2005-AQ1, 5.240%, 11/25/2034	400,000	387,287
Centex Home Equity
Series 2001-B, 7.360%, 07/25/2032	163,368	162,770
Continental Airlines, Inc.
Series 2003-ERJ1, 7.875%, 01/02/2020	605,532	597,963
JET Equipment Trust
Series 1995-B, 7.630%, 02/15/2015 (b)(g)	519,500	427,289
Residential Asset Mortgage Products, Inc.
Series 2003-RZ3, 4.120%, 06/25/2033	427,692	418,589
Stingray Pass-Through Trust
Series 2005, 5.902%, 01/12/2015 (b)	400,000	368,000
TOTAL ASSET BACKED SECURITIES
(Cost $3,024,555)		2,982,823

CORPORATE BONDS - 43.8%
Consumer Discretionary - 12.2%
Accuride Corp.
8.500%, 02/01/2015	375,000	348,750
Bally Total Fitness Holding Corp.
9.875%, 10/15/2007	375,000	331,875
Boyd Gaming Corp.
7.125%, 02/01/2016	186,000	179,955
Cadmus Communications Corp.
8.375%, 06/15/2014	187,000	180,922
Comcast Corp.
5.300%, 01/15/2014	250,000	243,462
COX Communications, Inc.
5.450%, 12/15/2014	1,139,000	1,100,220
DaimlerChrysler North America Holding Corp.
6.500%, 11/15/2013	750,000	769,102
Echostar DBS Corp.
6.625%, 10/01/2014	375,000	356,719

	PRINCIPAL AMOUNT	VALUE
Consumer Discretionary - 12.2% (Continued)
Ethan Allen Global, Inc.
5.375%, 10/01/2015	$700,000	$665,731
Fortune Brands, Inc.
5.125%, 01/15/2011	760,000	746,361
Gannett Co., Inc.
5.750%, 06/01/2011	750,000	756,626
Harrah’s Operating Company, Inc.
6.500%, 06/01/2016	770,000	754,823
Host Marriott LP
6.750%, 06/01/2016	375,000	369,844
Intcomex, Inc.
11.750%, 01/15/2011 (b)	375,000	369,375
MDC Holdings, Inc.
5.500%, 05/15/2013	350,000	326,254
MGM Mirage, Inc.
6.750%, 09/01/2012	375,000	369,844
Mohawk Industries, Inc.
6.125%, 01/15/2016	575,000	571,525
NVR, Inc.
5.000%, 06/15/2010	490,000	477,147
R.H. Donnelley Finance Corp. I
10.875%, 12/15/2012 (b)	187,000	205,700
R.H. Donnelley Corp.
6.875%, 01/15/2013	375,000	342,187
Station Casinos, Inc.
6.000%, 04/01/2012	188,000	181,420
TCI Communications, Inc.
8.750%, 08/01/2015	760,000	899,951
Viacom, Inc.
5.750%, 04/30/2011 (b)	750,000	748,505
6.875%, 04/30/2036 (b)	225,000	222,432
		11,518,730
Consumer Staples - 0.9%
Constellation Brands, Inc.
7.250%, 09/01/2016	375,000	379,219
Del Monte Corp.
6.750%, 02/15/2015	188,000	181,420
Land O’Lakes Capital Trust I
7.450%, 03/15/2028 (b)	375,000	320,625
		881,264
Energy - 3.9%
AES Corp.
9.375%, 09/15/2010	375,000	405,000
Chesapeake Energy Corp.
7.625%, 07/15/2013	125,000	127,656
6.625%, 01/15/2016	375,000	361,875
Elk Horn Coal Co. LLC
Class A, 6.500%, 01/01/2014	32,573	32,573
Class B, 6.500%, 01/01/2014 Payment-in-Kind Interest	18,083	18,083
Energy Transfer Partners LP
5.950%, 02/01/2015	700,000	698,568
Nexen, Inc.
5.875%, 03/10/2035	100,000	95,344
Northwest Pipeline Corp.
8.125%, 03/01/2010	187,000	194,480
Pemex Project Funding Master Trust
8.000%, 11/15/2011 (c)	750,000	823,500

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SCHEDULE OF INVESTMENTS	BOND FUND

	PRINCIPAL AMOUNT	VALUE
Energy - 3.9% (Continued)
SemGroup LP
8.750%, 11/15/2015 (b)	$187,000	$188,636
Tesoro Corp.
6.625%, 11/01/2015 (b)	375,000	360,938
Whiting Petroleum Corp.
7.250%, 05/01/2013	374,000	366,520
		3,673,173
Financials - 9.7%
American Express Co.
6.800%, 09/01/2066 (c)	770,000	812,924
AXA SA
5.130%, 02/06/2049 (c)	1,050,000	881,344
Colonial Realty LP
6.050%, 09/01/2016	770,000	777,268
Ford Motor Credit Co.
5.700%, 01/15/2010	350,000	323,346
GMAC LLC
7.750%, 01/19/2010	375,000	384,241
Health Care REIT, Inc.
8.000%, 09/12/2012	750,000	827,189
iStar Financial, Inc.
5.950%, 10/15/2013 (b)	770,000	773,891
Kinder Morgan Finance Co. ULC
5.700%, 01/05/2016	700,000	646,181
Landsbanki Islands HF
6.100%, 08/25/2011 (b)	770,000	778,063
Nationwide Health Properties, Inc.
6.000%, 05/20/2015	700,000	693,451
North Front Pass-through Trust
5.810%, 12/15/2024 (b)(c)	1,050,000	1,031,602
TDS Investor Corp.
11.875%, 09/01/2016 (b)	375,000	360,000
USF&G Capital II
8.470%, 01/10/2027	760,000	795,457
Ventas Realty LP
7.125%, 06/01/2015	113,000	116,249
		9,201,206
Health Care - 0.3%
DaVita, Inc.
7.250%, 03/15/2015	94,000	92,355
Genesis Healthcare Corp.
8.000%, 10/15/2013	188,000	195,050
		287,405
Industrials - 3.6%
Ametek, Inc.
7.200%, 07/15/2008	750,000	766,753
Caterpillar, Inc.
5.700%, 08/15/2016	770,000	785,642
DRS Technologies, Inc.
7.625%, 02/01/2018	93,000	94,395
Plains All American Pipeline LP
4.750%, 08/15/2009	750,000	734,418
Reichhold Industries, Inc.
9.000%, 08/15/2014 (b)	375,000	369,375

	PRINCIPAL AMOUNT	VALUE
Industrials - 3.6% (Continued)
Teva Pharmaceutical Finance LLC
5.550%, 02/01/2016	$700,000	$687,320
		3,437,903
Information Technology - 0.4%
Iron Mountain, Inc.
8.750%, 07/15/2018	75,000	77,812
Western Union Co.
5.930%, 10/01/2016 (b)	250,000	252,058
		329,870
Materials - 5.4%
Boise Cascade LLC
8.382%, 10/15/2012 (c)	93,000	93,465
Canadian Oil Sands Ltd.
5.800%, 08/15/2013 (b)	700,000	704,941
Eastman Chemical Co.
6.300%, 11/15/2018	770,000	768,000
Falconbridge Ltd.
7.350%, 06/05/2012	375,000	404,595
Lubrizol Corp.
7.250%, 06/15/2025	700,000	761,032
Lyondell Chemical Co.
8.250%, 09/15/2016	375,000	380,625
Temple-Inland, Inc.
6.375%, 01/15/2016	750,000	771,698
Tenneco Packaging, Inc.
8.125%, 06/15/2017	1,050,000	1,197,006
Werner Holding Co., Inc.
0.000%, 11/15/2007 (a)(f)(g)	375,000	52,500
		5,133,862
Telecommunication Services - 4.7%
America Movil S.A. de C.V.
5.500%, 03/01/2014	750,000	729,839
Citizens Communications Co.
6.250%, 01/15/2013	375,000	364,687
Embarq Corp.
7.082%, 06/01/2016	700,000	714,069
LCI International, Inc.
7.250%, 06/15/2007	188,000	188,470
Qwest Communications International, Inc.
7.500%, 02/15/2014 (c)	375,000	375,937
Sprint Capital Corp.
6.900%, 05/01/2019	750,000	780,494
Telefonica Emisones SAU
6.421%, 06/20/2016	770,000	792,197
TELUS Corp.
8.000%, 06/01/2011	450,000	496,037
		4,441,730
Utilities - 2.7%
Calpine Corp.
9.875%, 12/01/2011 (b)(g)	375,000	376,875
Edison Mission Energy
7.500%, 06/15/2013 (b)	375,000	378,750
FPL Group Capital, Inc.
6.350%, 10/01/2066 (c)	385,000	389,737

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
BOND FUND	SCHEDULE OF INVESTMENTS

	PRINCIPAL AMOUNT	VALUE
Utilities - 2.7% (Continued)
Kern River Funding Corp.
6.676%, 07/31/2016 (b)	$116,373	$121,964
Mirant Americas Generation LLC
9.125%, 05/01/2031	375,000	381,563
Nevada Power Co.
6.500%, 04/15/2012	94,000	96,898
Sierra Pacific Power Co.
6.250%, 04/15/2012	94,000	95,801
TXU Corp.
5.550%, 11/15/2014	750,000	708,584
		2,550,172
TOTAL CORPORATE BONDS
(Cost $41,830,912)		41,455,315

MORTGAGE BACKED SECURITIES - 35.4%
Banc of America Alternative Loan Trust
Series 2003-5, 5.000%, 07/25/2018	545,556	505,874
Series 2003-8, 4.750%, 10/25/2033	591,123	540,265
Banc of America Funding Corp.
Series 2004-4, 4.686%, 10/25/2019	270,101	254,643
Series 2003-2, 6.376%, 06/25/2032	616,934	626,201
Banc of America Mortgage Securities
Series 2003-10 Class 4A2, 5.000%, 01/25/2019	408,864	401,671
Series 2003-10 Class 3B4, 5.000%, 01/25/2019 (b)	85,726	77,138
Series 2004-3, 4.875%, 04/25/2019	173,570	162,538
Series 2004-7, 4.796%, 08/25/2019	372,987	354,872
Series 2005-6, 5.000%, 07/25/2020	374,929	364,699
Series 2003-5, 7.500%, 02/25/2031	407,580	429,268
Series 2003-8, 5.500%, 11/25/2033	175,000	174,204
Series 2004-4, 5.421%, 05/25/2034	1,034,662	987,934
Series 2004-6, 5.500%, 07/25/2034	736,686	730,800
Cendant Mortgage Corp.
Series 2002-11P, 5.502%, 12/25/2032	83,957	82,309
Chase Commercial Mortgage Securities Corp.
Series 97-2, 6.600%, 12/19/2029	1,982,000	2,006,936
Chase Mortgage Finance Corp.
Series 2002-S8, 5.461%, 08/25/2029 (b)	243,703	239,772
Citicorp Mortgage Securities, Inc.
Series 2003-10 A1, 4.500%, 11/25/2018	2,095,995	2,010,845
Series 2003-2 B4, 5.626%, 02/25/2033	1,390,162	1,279,992
Citigroup Mortgage Loan Trust, Inc.
Series 2005-5, 5.607%, 08/25/2035	298,387	280,443
CS First Boston Mortgage Securities Corp.
Series 2002-24, 6.250%, 09/25/2032	532,422	527,059
Fannie Mae Pool
Pool #254190, 5.500%, 02/01/2009	615,041	614,110
Pool #254273, 5.000%, 03/01/2009	478,591	475,397
Pool #254340, 5.500%, 05/01/2012	362,673	363,571
Pool #545015, 6.000%, 06/01/2016	477,136	484,601
Pool #727360, 5.500%, 08/01/2018	2,274,487	2,278,427
Pool #481582, 6.500%, 02/01/2029	148,829	152,487
Series 2002-48B, 6.500%, 10/25/2031	2,060,535	2,081,940
First Horizon Alternative Mortgage Securities
Series 2005-FA11, 5.730%, 02/25/2036	447,350	418,809
Freddie Mac
Series 2810, 5.500%, 06/15/2034	972,096	971,465

	PRINCIPAL AMOUNT	VALUE
MORTGAGE BACKED SECURITIES - 35.4% (Continued)
Freddie Mac (Gold) Pool
Pool #M8-0866, 5.000%, 11/01/2010	$838,287	$832,218
Pool #E9-1818, 5.000%, 10/01/2017	2,905,237	2,863,612
Pool #E9-6460, 5.000%, 05/01/2018	394,651	388,806
Pool #E9-9160, 4.500%, 09/01/2018	2,631,420	2,542,383
Pool #C7-6658, 5.000%, 02/01/2033	302,832	292,234
Ginnie Mae I Pool
Pool #446760X, 6.500%, 10/15/2028	215,242	221,416
GMAC Mortgage Corp. Loan Trust
Series 2003-J3, 5.000%, 05/25/2018 (b)	248,771	230,730
Series 2004-J1, 5.250%, 04/25/2034	381,791	379,489
MASTR Asset Securitization Trust
Series 2003-9, 5.500%, 10/25/2033	192,745	192,090
MASTR Seasoned Securities Trust
Series 2004-1, 6.234%, 08/25/2017	482,864	487,607
Series 2004-1, 6.500%, 08/25/2032	871,616	876,499
Morgan Stanley Mortgage Loan Trust
Series 2004-1, 5.170%, 11/25/2033	503,104	474,747
Residential Accredit Loans, Inc.
Series 2002-QS16, 5.750%, 10/25/2017	523,362	515,540
Residential Asset Securitization Trust
Series 2003-A12 Class B2, 5.000%, 11/25/2018	213,807	206,075
Series 2003-A12 Class B3, 5.000%, 11/25/2018	284,534	263,143
Residential Funding Mortgage Securities I
Series 2004-S3, 4.750%, 03/25/2019	300,472	280,279
Salomon Brothers Mortgage Securities VII
Series 2003-HYB1, 4.122%, 09/25/2033	479,201	467,211
Structured Asset Securities Corp.
Series 2003-20, 5.390%, 07/25/2033	676,854	645,341
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS6, 5.966%, 03/25/2033	645,329	640,866
Wells Fargo Mortgage Backed Securities Trust
Series 2005-4, 5.500%, 04/25/2035	884,555	823,537
TOTAL MORTGAGE BACKED SECURITIES
(Cost $34,005,433)		33,502,093
U.S. TREASURY OBLIGATIONS - 13.7%
U.S. Treasury Bonds - 0.3%
5.250%, 02/15/2029	300,000	317,226
U.S Treasury Notes - 13.4%
2.625%, 11/15/2006	2,200,000	2,193,899
3.125%, 01/31/2007	430,000	427,346
3.125%, 04/15/2009	3,400,000	3,278,875
3.875%, 07/15/2010	3,000,000	2,927,814
4.750%, 03/31/2011	2,270,000	2,283,922
5.000%, 08/15/2011	375,000	382,222
4.250%, 08/15/2015	450,000	437,748
4.500%, 11/15/2015	775,000	767,492
		12,699,318
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,126,787)		13,016,544

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SCHEDULE OF INVESTMENTS	BOND FUND

	SHARES	VALUE
SHORT TERM INVESTMENTS - 1.9%
Northern Institutional Diversified Assets Portfolio	1,759,971	$1,759,971
TOTAL SHORT TERM INVESTMENTS
(Cost $1,759,971)		1,759,971
Total Investments
(Cost $94,661,273) (d)(e) - 99.0%		93,706,976
Northern Institutional Liquid Assets Portfolio (e) - 24.1%		22,809,050
Liabilities in Excess of Other Assets - (23.1)%		(21,849,650)
TOTAL NET ASSETS - 100.0%		$94,666,376

(a)	Non income producing security.
(b)	Security exempt from registration under Rule 144 (a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable rate security.
(d)
For federal income tax purposes, cost is $94,661,273 and gross unrealized appreciation and depreciation of securities as of September 30, 2006 was $1,020,054 and ($1,974,351), respectively, with a net appreciation / (depreciation) of ($954,297).

(e)
This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $21,978,663, $22,809,050, and $358,339, respectively.

(f)	Security is considered illiquid. The aggregate value of such securities is $177,807 or 0.2% of total net assets.
(g)	Security in default.
(h)	Valued in good faith under procedures adopted by the Board of Directors.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
BOND FUND	SCHEDULE OF INVESTMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006

ASSETS
Investments in securities, at value	$93,706,976
Collateral for securities loaned,
at fair value	22,809,050
Receivables:
Securities sold	417,775
Interest and dividends	1,049,728
Prepaid expenses and other	2,296
117,985,825
LIABILITIES
Payables:
Payable upon return of securities
loaned	22,809,050
Shares Redeemed	410,364
Bank overdraft	10,393
Advisory fees	36,663
Professional fees	26,198
Administration fees	7,801
Fund accounting fees	6,837
Custodian fees	2,531
Directors’ fees	319
Other accrued expenses	9,293
23,319,449
NET ASSETS*
Paid-in capital	95,745,034
Accumulated undistributed net investment
income / (loss)	683,873
Accumulated net realized gain / (loss)
on investments	(808,234)
Net unrealized appreciation / (depreciation)
on investments	(954,297)
$94,666,376
Investments at Cost	$94,661,273
Shares authorized ($.10 par value)	20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

Share Class	Net Assets	Shares Outstanding
Class I	$94,666,376	1,897,716	$49.88

*	FEDERAL TAX DATA AS OF SEPTEMBER 30, 2006
	Undistributed ordinary income	$683,873
	Post October Capital Loss Carryforward	$(414,613)
	Percentage of ordinary distributions designated as
	qualified dividend income	1.38%
	Dividends received deduction for corporate shareholders	1.30%

Capital Loss Carryforward Expiring September 30:
2011	2014
$(251,589)	$(141,901)

STATEMENT OF OPERATIONS
For the year ended September 30, 2006

INVESTMENT INCOME
Interest	$5,525,901
Dividends	75,350
Other income	27,955
5,629,206
EXPENSES
Advisory fees	449,756
Administration fees	95,693
Fund accounting fees	38,411
Professional fees	28,412
Transfer agent fees	24,529
Directors’ fees	12,375
Custodian fees	8,806
Shareholder reporting fees	5,203
Other expenses	15,388
678,573
NET INVESTMENT INCOME / (LOSS)	4,950,633

REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain / (loss) on investments	(425,015)
Net change in unrealized appreciation /
(depreciation) on investments	(413,765)

NET REALIZED AND UNREALIZED
GAIN / (LOSS)	(838,780)

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS	$4,111,853

TRANSACTIONS WITH AFFILIATES:
Percent of Current Net Asset Value
Advisory Fee	Administration Fee
0.47%	0.10%

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SCHEDULE OF INVESTMENTS	BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended September 30,
	2006	2005
OPERATIONS
Net investment income / (loss)	$4,950,633	$4,604,353
Net realized gain / (loss) on investments and futures	(425,015)	637,345
Net change in unrealized appreciation / (depreciation) on investments	(413,765)	(2,768,510)

	4,111,853	2,473,188

DISTRIBUTIONS TO SHAREHOLDERS*
Net investment income	(4,706,848)	(4,769,433)

	(4,706,848)	(4,769,433)

FUND SHARE TRANSACTIONS
Proceeds from shares sold	9,432,367	15,632,893
Reinvestment of distributions	4,706,848	4,769,433
Payments for shares redeemed	(15,996,559)	(13,135,657)

	(1,857,344)	7,266,669

NET INCREASE / (DECREASE) IN NET ASSETS	(2,452,339)	4,970,424
NET ASSETS
Beginning of period	97,118,715	92,148,291

End of period	$94,666,376	$97,118,715

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$683,873	$431,717

FUND SHARE TRANSACTIONS
Sold	191,336	306,472
Reinvestment of distributions	95,940	94,514
Redeemed	(324,884)	(258,479)

Net increase / (decrease) from fund share transactions	(37,608)	142,507

TOTAL COST OF PURCHASES OF:
Preferred and Common Stocks	$6,285,962	$251,833
U.S. Government Securities	11,734,377	15,494,116
Corporate Bonds	39,888,595	33,748,932
	$57,908,934	$49,494,881

TOTAL PROCEEDS FROM SALES OF:
Preferred and Common Stocks	$1,070,073	$266,931
U.S. Government Securities	18,668,373	9,796,830
Corporate Bonds	39,044,556	33,425,596

	$58,783,002	$43,489,357

*TAX CHARACTER OF DISTRIBUTIONS PAID
Ordinary income	$4,706,848	$4,769,433
	$4,706,848	$4,769,433

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SHORT-TERM GOVERNMENT FUND

Summit Short-term Government Fund - Average Annual Total Return
1-Year	5-Year	Since Inception
3.58%	2.62%	4.18%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Data
Manager:	Michael J. Schultz
Inception Date:	April 3, 2000
Total Net Assets:	$28.0 Million
Number Of Holdings:	28
Average Duration:	1.08 years
Average Maturity:	2.21 years
Average Credit Quality:	GOV/AGN
30-day SEC Yield:	4.14%

Sector Allocations

Summit Mutual Funds, Inc. - Apex Series
SHORT-TERM GOVERNMENT FUND

Objective - Seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government or its agencies or instrumentalities.

Strategy - Under normal market conditions, the Short-term Government Fund (the “Fund”) will invest 100% of the value of its assets in bonds issued by the U.S. government or its agencies or instrumentalities.

Manager’s Comments:
The Summit Short-term Government Fund had a total return of 3.58% (after waivers and reimbursements) for the fiscal year ended September 30, 2006 compared to a total return of 3.54% for the Citicorp 1-5 Year Treasury Index (the “Index”), formerly known as Salomon 1-5 Year Treasury Index.

The fixed income market performed poorly over the first nine months of the period with interest rates rising approximately 1% across the maturity spectrum. Going into the last three months of the period, the outlook for the fixed income market appeared gloomy. The Federal Reserve had increased the Fed Funds rate at 17 consecutive meetings due to inflation and excessive economic growth concerns while stating that further policy firming might be needed. However, after the release of several lackluster economic reports early in the summer, the Fed paused and the fixed income market produced a surprisingly strong rally, with interest rates declining 0.4% to 0.5% across the maturity spectrum with the exception of very short rates. At September 30th, the rally resulted in an inverted yield curve of nearly 0.5% from Fed Funds to 30 year U.S. Treasuries. The Federal Reserve appears to be in a wait and see mode for the time being. While the housing slowdown might drag the economy down, the Fed still has significant concerns with the core inflation rate, which remains stubbornly high even in the face of higher short-term interest rates since 2004. The current uncertain economic conditions continue to warrant a conservative, defensive investment approach for the fixed income market. The Fund remains positioned for stable to marginally higher interest rates but will look to lengthen maturities as conditions warrant.

The Fund’s out performance to the Index was primarily a result of maintaining a shorter duration and favorable asset allocation. During the period, the Fund’s exposure to mortgage-backed securities provided the largest incremental return. The Fund’s holdings in this sector included mainly shorter maturity securities that are not as sensitive to rising interest rates. The exposure to floating rate securities contributed to the performance of the Fund as the coupons reset higher due to the increase in short-term interest rates while maintaining a relatively stable market value. The Fund was also overweighted in the shorter maturity U.S. Treasuries and Agency sector versus longer maturities resulting in out performance during the period. The sectors that provided the largest negative contribution to the Fund included treasury notes with maturities of 3 years or more and the callable agency sector. Also, longer maturity mortgage-backed pass through securities underperformed in the higher interest rate environment due to possible extension concerns.

Summit Mutual Funds, Inc. - Apex Series
SHORT-TERM GOVERNMENT FUND	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$51.05	$51.84	$52.56	$53.48	$53.10
Investment Activities:
Net investment income / (loss)	1.84	1.41	1.30	1.37	1.74
Net realized and unrealized gains / (losses)	(0.05)	(0.78)	(0.87)	(0.42)	1.18
Total from Investment Activities	1.79	0.63	0.43	0.95	2.92

DISTRIBUTIONS:
Net investment income	(1.74)	(1.42)	(1.15)	(1.58)	(1.79)
Net realized gains	—	—	—	(0.29)	(0.75)
Total Distributions	(1.74)	(1.42)	(1.15)	(1.87)	(2.54)
Net asset value, end of period	$51.10	$51.05	$51.84	$52.56	$53.48

Total return	3.58%	1.24%	0.83%	1.81%	5.72%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net(1)	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets - gross	0.84%	0.88%	0.85%	0.81%	0.97%
Ratio of net investment income / (loss) to average net assets	3.55%	2.59%	2.16%	2.00%	3.55%
Portfolio turnover rate	41.95%	15.98%	32.31%	55.57%	64.75%
Net assets, end of period (000’s)	$28,013	$28,368	$28,981	$31,664	$25,646

(1)	Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SCHEDULE OF INVESTMENTS	SHORT-TERM GOVERNMENT FUND

SEPTEMBER 30, 2006
	PRINCIPAL AMOUNT	VALUE
MORTGAGE BACKED SECURITIES - 44.6%
Fannie Mae
Pool #254177, 5.000%, 12/01/2008	$164,316	$163,107
Pool #254187, 5.000%, 01/01/2009	320,459	318,101
Pool #254227, 5.000%, 02/01/2009	110,599	109,861
Pool #254340, 5.500%, 05/01/2012	261,930	262,579
Series 2003-122, 4.000%, 05/25/2016	984,595	969,037
Pool #546478, 7.000%, 12/01/2029	661,888	682,871
Pool #576455, 6.498%, 03/01/2031	139,801	141,023
Pool #653686, 4.985%, 08/01/2032	573,206	577,837
Freddie Mac
Series 2770, 3.500%, 12/15/2009	225,406	224,379
Series 2742, 4.000%, 09/15/2012	685,713	679,279
Series 2639, 4.000%, 10/15/2016	1,504,051	1,453,169
Series 2858, 4.000%, 03/15/2020	408,846	404,472
Series 2534, 5.730%, 09/15/2030	172,838	172,895
Series 2550, 5.680%, 11/15/2032	734,100	739,862
Series 2877, 5.730%, 10/15/2034	771,738	767,530
Series 2950, 5.630%, 03/15/2035	1,643,465	1,642,650
Series 3003, 5.580%, 07/15/2035	2,614,217	2,607,696
Freddie Mac (Gold) Pool
Pool #M9-0805, 4.500%, 04/01/2008	221,413	219,236
Pool #E9-6460, 5.000%, 05/01/2018	368,341	362,886
Ginnie Mae
Pool #034862X, 9.500%, 09/15/2009	2,732	2,834
TOTAL MORTGAGE BACKED SECURITIES
(Cost $12,576,330)		12,501,304
U.S. GOVERNMENT AGENCY ISSUES - 7.0%
Federal Home Loan Bank
3.700%, 12/24/2007	2,000,000	1,967,422
TOTAL U.S. GOVERNMENT AGENCY ISSUES
(Cost $2,000,000)		1,967,422
U.S. TREASURY OBLIGATIONS - 46.6%
U.S. Treasury Notes 46.6%
2.875%, 11/30/2006	2,000,000	1,993,282
6.250%, 02/15/2007	1,500,000	1,506,329
3.375%, 02/28/2007	3,000,000	2,979,960
3.875%, 07/31/2007	2,000,000	1,982,344
3.625%, 01/15/2008 (c)	1,889,265	1,904,394
3.000%, 02/15/2009	2,000,000	1,927,032
4.875%, 08/15/2009	750,000	755,098
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,185,452)		13,048,439

	SHARES	VALUE
SHORT TERM INVESTMENTS - 1.3%
Money Market Funds - 1.3%
Northern Institutional Government Select Portfolio	361,117	$361,117
TOTAL SHORT TERM INVESTMENTS
(Cost $361,117)		361,117
Total Investments
(Cost $28,122,899) (a)(b) - 99.5%		27,878,282
Northern Institutional Liquid Assets Portfolio (b) - 33.9%		9,488,977
Liabilities in Excess of Other Assets - (33.4)%		(9,354,584)
TOTAL NET ASSETS - 100.0%		$28,012,675

(a)
For federal income tax purposes, cost is $28,122,899 and gross unrealized appreciation and depreciation of securities as of September 30, 2006 was $16,768 and $(261,385) respectively, with a net appreciation/(depreciation) of $(244,617).

(b)
This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $10,782,964, $9,488,977, and $1,977,950, respectively.

(c)	Variable rate security.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SHORT-TERM GOVERNMENT FUND	FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006

ASSETS
Investments in securities, at value	$27,878,282
Collateral for securities loaned, at fair value	9,488,977
Receivables:
Shares sold	35,961
Interest and dividends	144,134
Prepaid expenses and other	382
37,547,736
LIABILITIES
Payables:
Payable upon return of securities loaned	9,488,977
Professional fees	18,602
Advisory fees	12,040
Fund accounting fees	5,427
Administration fees	3,781
Custodian fees	719
Directors’ fees	84
Other accrued expenses	5,431
9,535,061
NET ASSETS*
Paid-in capital	28,381,157
Accumulated undistributed net
investment income	160,301
Accumulated net realized gain / (loss)
on investments	(284,166)
Net unrealized appreciation / (depreciation)
on investments	(244,617)
$28,012,675

Investments at cost	$28,122,899
Shares authorized per class ($.10 par value)	20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

Share Class	Net Assets	Shares Outstanding
Class I	$28,012,675	548,140	$51.10

*	FEDERAL TAX DATA AS OF SEPTEMBER 30, 2006
	Undistributed ordinary income	$160,301
	Post October Capital Loss Carryforward	$(4,329)

Capital Loss Carryforward Expiring September 30:
2011	2012	2013	2014
$(22,527)	$(192,583)	$(23,305)	$(41,423)

STATEMENT OF OPERATIONS
For the year ended September 30, 2006

INVESTMENT INCOME
Interest	$1,203,513
Other income	5,961
1,209,474
EXPENSES
Advisory fees	127,269
Fund accounting fees	28,383
Administration fees	28,282
Professional fees	19,895
Transfer agent fees	18,741
Directors’ fees	3,698
Custodian fees	2,726
Shareholder reporting fees	1,949
Other expenses	5,421
236,364
Reimbursements and waivers	(29,906)
206,458
NET INVESTMENT INCOME / (LOSS)	1,003,016

REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain / (loss) on investments	7,129
Net change in unrealized appreciation /
(depreciation) on investments	(12,936)

NET REALIZED AND UNREALIZED
GAIN / (LOSS)	(5,807)

NET INCREASE / (DECREASE) IN NET
ASSETS FROM OPERATIONS	$997,209

TRANSACTIONS WITH AFFILIATES:
Percent of Current Net Asset Value

Administration Fee	Advisory Fee	Expense Limit(1)	Reimbursements and Waivers
0.45%	0.10%	0.28%	$29,906

(1)	The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL STATEMENTS	SHORT-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended September 30,
	2006	2005
OPERATIONS
Net investment income / (loss)	$1,003,016	$727,096
Net realized gain / (loss) on investments and futures	7,129	(724)
Net change in unrealized appreciation / (depreciation) on investments	(12,936)	(382,730)

	997,209	343,642

DISTRIBUTIONS TO SHAREHOLDERS*
Net investment income	(962,068)	(777,408)

	(962,068)	(777,408)

FUND SHARE TRANSACTIONS
Proceeds from shares sold	4,706,549	5,666,704
Reinvestment of distributions	961,289	777,408
Payments for shares redeemed	(6,058,184)	(6,623,157)

	(390,346)	(179,045)

NET INCREASE / (DECREASE) IN NET ASSETS	(355,205)	(612,811)
NET ASSETS
Beginning of period	28,367,880	28,980,691

End of period	$28,012,675	$28,367,880

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$160,301	$107,702

FUND SHARE TRANSACTIONS
Sold	92,474	110,391
Reinvestment of distributions	18,958	15,177
Redeemed	(118,966)	(128,943)

Net increase / (decrease) from fund share transactions	(7,534)	(3,375)

TOTAL COST OF PURCHASES OF:
U.S. Government Securities	$10,596,714	$8,911,226
	$10,596,714	$8,911,226

TOTAL PROCEEDS FROM SALES OF:
U.S. Government Securities	$14,036,352	$4,280,461
	$14,036,352	$4,280,461

*TAX CHARACTER OF DISTRIBUTIONS PAID
Ordinary income	$962,068	$777,408
	$962,068	$777,408

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
HIGH YIELD BOND FUND

Summit High Yield Bond Fund - Average Annual Total Return
1-Year	5-Year	Since Inception
7.52%	9.06%	6.86%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Data

Manager:	Gary R. Rodmaker
Inception Date:	July 9, 2001
Total Net Assets:	$19.9 Million
Number Of Fixed
Income Holdings:	49
Average Duration:	3.95 years
Average Maturity:	6.40 years
Average Credit Quality:	Ba3/BB-
30-day SEC Yield:	6.29%

Quality Breakdown
(% of portfolio)
AAA	11%
BBB	1%
BB	41%
B	41%
CC	6%

Sector Allocations

Summit Mutual Funds, Inc. - Apex Series
HIGH YIELD BOND FUND

Objective - Seeks high current income and capital appreciation, secondarily.

Strategy - Under normal circumstances, the High Yield Bond Fund (the “Fund”) will invest at least 80% of its assets in high yield, high risk bonds, also known as “junk” bonds, with intermediate maturities.

Managers’ Comments:
For the twelve month period ending September 30, 2006, the Summit High Yield Bond Fund provided a total return of 7.52% compared to 7.96% for the Merrill Lynch High Yield Master II Index. This is the fourth year in a row of solid positive returns for the Fund.

While the economy is clearly slowing, gross domestic product growth should still come in between 2-3% for the year. In addition, corporate profits have grown at a double digit rate for thirteen consecutive quarters, despite higher energy prices and higher short term interest rates. Default rates have run at a very low rate of approximately 1.5% over the last 12 months, which is a 20 year low. These factors have combined to keep credit spreads in the high yield market near historically low levels and have contributed to the solid returns seen over the last four years.

The current economic expansion is certainly long in the tooth and the credit cycle appears to have peaked, but there is much debate as to where we go from here. Federal Reserve Chairman Bernanke is attempting to engineer a soft landing in the economy which should keep inflation under control and not throw the U.S. economy into recession. So far, so good, but only time will tell.

High yield spreads tightened substantially thru April of 2006, before widening over the past 6 months, to end slightly tighter on the year. Lower quality bonds outperformed higher quality bonds over the last year, with CCC rated bonds returning over 11% during the last 12 months compared to just over 6% for BB rated bonds according to the Merrill Lynch High Yield indices. Sectors such as the autos, airlines and cable were among the top performing sectors, while healthcare, homebuilding and utilities among the worst performing sectors.

Looking into 2007, the high yield market appears to be fairly valued at current levels. Interest rates have risen, but appear to have peaked in the short term. The economy has slowed, but continues to grow at a modest pace. Corporate profits are increasing and a strong stock market indicates that valuations remain healthy in the financial markets. Default rates are expected to increase in 2007, but only modestly. Lastly, there is ample liquidity in the banking system for high yield issuers. All of these items create a fairly nice backdrop for the high yield market in 2007. However, high yield credit spreads remain fairly tight, by historical standards, and reflect the positives in the marketplace outlined above. Therefore, we believe the market appears to be fairly valued at this point in time. We feel that much of 2007’s ultimate performance should depend on whether the current slowdown in the economy is a soft landing, the beginning of a recession, or simply a brief pause before the economy reaccelerates.

Summit Mutual Funds, Inc. - Apex Series
HIGH YIELD BOND FUND	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$28.69	$27.59	$26.67	$23.48	$27.60
INVESTMENT ACTIVITIES:
Net investment income / (loss)	1.94	1.93	1.90	2.20	2.39
Net realized and unrealized gains / (losses)	0.13	1.00	1.08	3.13	(3.98)
Total from Investment Activities	2.07	2.93	2.98	5.33	(1.59)

DISTRIBUTIONS:
Net investment income	(2.01)	(1.83)	(2.06)	(2.14)	(2.53)
Total Distributions	(2.01)	(1.83)	(2.06)	(2.14)	(2.53)
Net asset value, end of period	$28.75	$28.69	$27.59	$26.67	$23.48

Total return	7.52%	11.03%	11.64%	23.92%	-6.61%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	1.17%	1.22%	1.21%	1.18%	1.22%
Ratio of net investment income / (loss) to average net assets	7.17%	6.81%	6.93%	8.80%	8.86%
Portfolio turnover rate	100.17%	99.09%	162.69%	214.02%	185.02%
Net assets, end of period (000’s)	$19,942	$19,094	$18,777	$18,519	$16,420

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SCHEDULE OF INVESTMENTS	HIGH YIELD BOND FUND

SEPTEMBER 30, 2006
	SHARES	VALUE
COMMON STOCKS - 3.0%
Consumer Discretionary - 1.0%
Avado Brands, Inc. (a)(f)(h)	9,462	$113,544
Intermet Corp. (a)(f)(h)	6,346	89,986
		203,530
Energy - 0.7%
Elk Horn Coal Co. LLC (a)	262,500	138,528
Financials - 0.9%
Northern Offshore Ltd. (a)(h)	60,000	177,000
Materials - 0.4%
Simonds Industries, Inc. (a)(f)(h)	2,746	81,831
TOTAL COMMON STOCKS
(Cost $1,533,936)		600,889
PREFERRED STOCKS - 5.4%
Consumer Discretionary - 2.7%
ION Media Networks, Inc. 14.25% Payment-in-Kind Dividend	66	546,527
Information Technology - 2.7%
Loral Skynet Corp. 12.00% Payment-in-Kind Dividend	2,678	534,261
TOTAL PREFERRED STOCKS
(Cost $926,810)		1,080,788

	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES - 3.9%
Atlas Air, Inc.
Series 1998-1, 7.380%, 07/02/2019	$68,123	$67,782
JET Equipment Trust
Series 1995-B, 7.630%, 02/15/2015 (b)(g)	519,500	427,289
Stingray Pass-Through Trust
Series 2005, 5.902%, 01/12/2015 (b)	300,000	276,000
TOTAL ASSET BACKED SECURITIES
(Cost $770,679)		771,071
CORPORATE BONDS - 73.2%
Consumer Discretionary - 19.8%
Bally Total Fitness Holding Corp.
9.875%, 10/15/2007	500,000	442,500
Boyd Gaming Corp.
7.125%, 02/01/2016	250,000	241,875
Cadmus Communications Corp.
8.375%, 06/15/2014	250,000	241,875
Echostar DBS Corp.
6.625%, 10/01/2014	500,000	475,625
Host Marriott LP
6.750%, 06/01/2016	500,000	493,125
Intcomex, Inc.
11.750%, 01/15/2011 (b)	500,000	492,500
MGM Mirage, Inc.
6.750%, 09/01/2012	500,000	493,125
R.H. Donnelley Finance Corp. I
10.875%, 12/15/2012 (b)	250,000	275,000
R.H. Donnelley Corp.
6.875%, 01/15/2013	500,000	456,250
Station Casinos, Inc.
6.000%, 04/01/2012	250,000	241,250

	PRINCIPAL AMOUNT	VALUE
Consumer Discretionary - 19.8% (Continued)
Technical Olympic USA, Inc.
9.000%, 07/01/2010	$100,000	$95,125
		3,948,250
Consumer Staples - 5.9%
Constellation Brands, Inc.
7.250%, 09/01/2016	500,000	505,625
Del Monte Corp.
6.750%, 02/15/2015	250,000	241,250
Land O’Lakes Capital Trust I
7.450%, 03/15/2028 (b)	500,000	427,500
		1,174,375
Energy - 14.2%
AES Corp.
9.375%, 09/15/2010	500,000	540,000
Chesapeake Energy Corp.
7.625%, 07/15/2013	250,000	255,312
6.625%, 01/15/2016	500,000	482,500
Elk Horn Coal Co. LLC
Class A, 6.500%, 01/01/2014	43,547	43,547
Class B, 6.500%, 01/01/2014 Payment-in-Kind Interest	24,175	24,175
Northwest Pipeline Corp.
8.125%, 03/01/2010	250,000	260,000
SemGroup LP
8.750%, 11/15/2015 (b)	250,000	252,188
Tesoro Corp.
6.625%, 11/01/2015 (b)	500,000	481,250
Whiting Petroleum Corp.
7.250%, 05/01/2013	500,000	490,000
		2,828,972
Financials - 5.7%
GMAC LLC
7.750%, 01/19/2010	500,000	512,322
TDS Investor Corp.
11.875%, 09/01/2016 (b)	500,000	480,000
Ventas Realty LP
7.125%, 06/01/2015	150,000	154,312
		1,146,634
Health Care - 1.9%
DaVita, Inc.
7.250%, 03/15/2015	125,000	122,812
Genesis Healthcare Corp.
8.000%, 10/15/2013	250,000	259,375
		382,187
Industrials - 5.7%
Corrections Corporation of America
7.500%, 05/01/2011	500,000	511,250
DRS Technologies, Inc.
7.625%, 02/01/2018	125,000	126,875
Reichhold Industries, Inc.
9.000%, 08/15/2014 (b)	500,000	492,500
		1,130,625

Information Technology - 0.5%
Iron Mountain, Inc.
8.750%, 07/15/2018	100,000	103,750

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
HIGH YIELD BOND FUND	SCHEDULE OF INVESTMENTS

	PRINCIPAL AMOUNT	VALUE
Materials - 4.4%
Boise Cascade LLC
8.382%, 10/15/2012 (c)	$125,000	$125,625
Huntsman LLC
11.625%, 10/15/2010	130,000	143,650
Lyondell Chemical Co.
9.500%, 12/15/2008	21,000	21,604
8.250%, 09/15/2016	500,000	507,500
Werner Holding Co., Inc.
10.000%, 11/15/2007 (a)(f)(g)	500,000	70,000
		868,379
Telecommunication Services - 6.2%
Citizens Communications Co.
6.250%, 01/15/2013	500,000	486,250
LCI International, Inc.
7.250%, 06/15/2007	250,000	250,625
Qwest Communications International, Inc.
7.500%, 02/15/2014 (c)	500,000	501,250
		1,238,125
Utilities - 8.9%
Calpine Corp.
9.875%, 12/01/2011 (b)(g)	500,000	502,500
Edison Mission Energy
7.500%, 06/15/2013 (b)	500,000	505,000
Mirant Americas Generation LLC
9.125%, 05/01/2031	500,000	508,750
Nevada Power Co.
6.500%, 04/15/2012	125,000	128,855
Sierra Pacific Power Co.
6.250%, 04/15/2012	125,000	127,395
		1,772,500
TOTAL CORPORATE BONDS
(Cost $14,722,516)		14,593,797

	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 8.8%
U.S. Treasury Notes - 8.8%
4.875%, 08/31/2008	$1,750,000	$1,754,853
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,754,568)		1,754,853

	SHARES	VALUE
SHORT TERM INVESTMENTS - 1.8%
Money Market Fund - 1.8%
Northern Institutional Diversified Assets Portfolio	366,752	366,752
TOTAL SHORT TERM INVESTMENTS
(Cost $366,752)		366,752
Total Investments (Cost $20,075,261) (d)(e) - 96.1%		19,168,150
Northern Institutional Liquid Assets Portfolio (e) - 38.4%		7,656,202
Liabilities in Excess of Other Assets - (34.5)%		(6,882,576)
TOTAL NET ASSETS - 100.0%		$19,941,776

(a)	Non income producing security.
(b)	Security exempt from registration under Rule 144 (a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable rate security.
(d)
For federal income tax purposes, cost is $20,075,261 and gross unrealized appreciation and depreciation of securities as of September 30, 2006 was $682,083 and ($1,589,194), respectively. with a net appreciation / (depreciation) of ($907,111).

(e)
This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the value of the collateral purchased with cash, and the noncash collateral accepted is $6,952,809, $7,656,202, and $0, respectively.

(f)	Security is considered illiquid. The aggregate value of such securities is $355,361 or 1.8% of total net assets.
(g)	Security in default.
(h)	Valued in good faith under procedures adopted by the Board of Directors.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL STATEMENTS	HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006
ASSETS
Investments in securities, at value	$19,168,150
Collateral for securities loaned, at fair value	7,656,202
Receivables:
Shares sold	19,792
Investment securities sold	491,500
Interest and dividends	302,077
Prepaid expenses and other	1,303
27,639,024
LIABILITIES
Payables:
Payable upon return of securities loaned	7,656,202
Bank overdraft	1,417
Professional fees	16,883
Advisory fees	10,449
Fund accounting fees	5,839
Administration fees	1,607
Custodian fees	490
Directors’ fees	68
Other accrued expenses	4,293
7,697,248

NET ASSETS*
Paid-in capital	42,121,892
Accumulated undistributed net investment
income / (loss)	165,742
Accumulated net realized gain / (loss)
on investments	(21,438,747)
Net unrealized appreciation / (depreciation)
on investments	(907,111)
$19,941,776
Investments at cost	$20,075,261
Shares authorized per class ($.10 par value)	20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

Share Class	Net Assets	Shares Outstanding
Class I	$19,941,776	693,677	$28.75

*	FEDERAL TAX DATA AS OF SEPTEMBER 30, 2006
	Undistributed ordinary income	$165,742
	Post October Capital Loss Carryforward	$(629,802)
	Percentage of ordinary distributions designated as
	qualified dividend income	0.21%
	Dividends received deduction for corporate shareholders	0.20%

Capital Loss Carryforward Expiring September 30:
2009	2010	2011	2012
$(17,464,662)	$(1,527,322)	$(1,025,886)	$(791,075)

STATEMENT OF OPERATIONS
For the year ended September 30, 2006

INVESTMENT INCOME
Interest	$1,526,874
Dividends	3,183
Other income	29,930
1,559,987
EXPENSES
Advisory fees	121,520
Fund accounting fees	32,841
Administration fees	18,695
Transfer agent fees	18,334
Professional fees	18,188
Directors’ fees	2,538
Custodian fees	2,102
Shareholder reporting fees	1,064
Other expenses	3,457
218,739
NET INVESTMENT INCOME / (LOSS)	1,341,248

REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain / (loss) on investments	138,130
Net change in unrealized appreciation /
(depreciation) on investments	(114,653)

NET REALIZED AND UNREALIZED
GAIN / (LOSS)	23,477

NET INCREASE / (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,364,725

TRANSACTIONS WITH AFFILIATES:
Percent of Current Net Asset Value
Advisory Fee	Administration Fee
0.65%	0.10%

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
HIGH YIELD BOND FUND	FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended September 30,
	2006	2005
OPERATIONS
Net investment income / (loss)	$1,341,248	$1,298,396
Net realized gain / (loss) on investments and futures	138,130	829,478
Net change in unrealized appreciation / (depreciation) on investments	(114,653)	(145,142)

	1,364,725	1,982,732

DISTRIBUTIONS TO SHAREHOLDERS*
Net investment income	(1,319,099)	(1,235,878)

	(1,319,099)	(1,235,878)

FUND SHARE TRANSACTIONS
Proceeds from shares sold	3,366,699	3,273,051
Reinvestment of distributions	405,854	334,066
Payments for shares redeemed	(2,970,070)	(4,037,255)

	802,483	(430,138)

NET INCREASE / (DECREASE) IN NET ASSETS	848,109	316,716

NET ASSETS
Beginning of period	19,093,667	18,776,951

End of period	$19,941,776	$19,093,667

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$165,742	$202,458

FUND SHARE TRANSACTIONS
Sold	118,629	116,540
Reinvestment of distributions	14,478	12,052
Redeemed	(104,877)	(143,721)

Net increase / (decrease) from fund share transactions	28,230	(15,129)

TOTAL COST OF PURCHASES OF:
Preferred and Common Stocks	$1,089,927	$1,593,887
U.S. Government Securities	—	1,002,383
Corporate Bonds	16,712,215	15,701,286
	$17,802,142	$18,297,556

TOTAL PROCEEDS FROM SALES OF:
Preferred and Common Stocks	$2,363,381	$1,729,855
U.S. Government Securities	—	1,006,211
Corporate Bonds	15,610,978	16,342,653

	$17,974,359	$19,078,719

*TAX CHARACTER OF DISTRIBUTIONS PAID
Ordinary income	$1,319,099	$1,235,878
	$1,319,099	$1,235,878

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
MONEY MARKET FUND

Fund Data
Manager:	Subadvised by Deutsche Investment Management Americas, Inc.
Inception Date:	June 28, 2000
Total Net Assets:	$125.4 Million
7-Day SEC Yield:	4.97%

Sector Allocations

Summit Mutual Funds, Inc. - Apex Series
MONEY MARKET FUND

Objective - Seeks to maintain stability of capital and to maintain the liquidity of capital and to provide current income.

Strategy - The Money Market Fund (the “Fund”) intends to invest 100% of the value of its assets in high quality short-term securities.

Manager’s Comments:
Despite the many obstacles threatening derailment, the economy has continued along the path of expansion over the last 12 months. Domestically, the hurricane season proved unkind to the gulf coast as Katrina battered New Orleans, hampering all growth and the overall economy in the region. This was most notably reflected in the 2005’s 4th quarter Gross Domestic Product (GDP) of 1.8%. During the period geopolitical turmoil continued in the Middle East as Iran resumed the development of their nuclear program. The conflict in Iraq also continued to put a drain on resources as death tolls mounted along with demands for withdrawal. The volatility in the region coupled with the relentless growth in global appetite for oil has maintained significant pressure on supply, as prices continued to touch new highs. Domestically however, consumer spending defied most expectations as personal spending and retail sales maintained its buoyancy, particularly during the holiday season. The housing market also provided the economy additional support as homes sales peaked in the 4th quarter.

In the new-year, sustained job growth (averaging over 145,000 in the 1st half of 2006), a strong manufacturing sector, and a brisk rebound in 1st quarter GDP (5.6%) helped establish that the economy had re-emerged from 2005’s “soft patch.” Given the economy’s resilience, the Fed, now under the newly appointed Ben Bernanke, continued its tightening campaign by 0.25% in each of its meetings through June. However, potential pitfalls in the economy started to become evident. The once overheating housing market, a large component of the economy, began to slow. Housing inventories increased as both overall sales and price appreciation began to slump. Commodity prices continued to soar as oil exceeded $70 a barrel, putting an additional squeeze on consumer spending. As a result the Fed decided in their August meeting to keep their target rate at 5.25% after 17 consecutive 1/4 point hikes.

Although inflation has remained in the high end of their comfort zone, the Fed expects that the downshift in growth, the recent drop in oil prices, and the effects of their collective increases in policy will help contain inflation pressures. The market seemed to confirm the Fed’s sentiment as bonds rallied sharply. 1 year London Interbank Offer Rate (Libor) experienced a similar flattening as it dropped over 0.40% ending the period at approximately 5.30%. Concerns shifted from further tightening to possible easing as the data continued to show weakness. Currently the market is anticipating the Fed’s next move to be an ease, as Fed Funds Futures have a 44% probability of a 0.25% ease priced in by the end of the 1st quarter of ‘07.

The Fund has performed very competitively throughout the period. Based on the reduced likelihood of any further Fed tightening this year, we continued extending the portfolio and targeted a neutral Weighted Average Maturity of 45-55 days. Our primary focus was investing in the 3-4 month area of the curve where the Libor levels have currently peaked. The yield curve is relatively flat out to 6 months before inverting and thus the majority of money market flows remain inside 6 months. Going forward we will continue to shape our strategy around the evolution of economic growth, inflation, and the employment outlook.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL HIGHLIGHTS	MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period.

	Year Ended September 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
INVESTMENT ACTIVITIES:
Net investment income / (loss)	0.04	0.02	0.01	0.01	0.02
Total from Investment Activities	0.04	0.02	0.01	0.01	0.02

DISTRIBUTIONS:
Net investment income	(0.04)	(0.02)	(0.01)	(0.01)	(0.02)
Total Distributions	(0.04)	(0.02)	(0.01)	(0.01)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	4.33%	2.33%	0.79%	0.95%	1.64%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net(1)	0.45%	0.45%	0.45%	0.45%	0.44%
Ratio of expenses to average net assets - gross	0.56%	0.60%	0.59%	0.56%	0.60%
Ratio of net investment income / (loss) to average net assets	4.30%	2.33%	0.79%	0.95%	1.62%
Net assets, end of period (000’s)	$125,364	$109,406	$103,499	$112,651	$120,401

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
MONEY MARKET FUND	SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2006
	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES - 0.8%
Steers Mercury III Trust
5.346%, 10/25/06 (b)	$1,000,000	$1,000,000
TOTAL ASSET BACKED SECURITIES
(Cost $1,000,000)		1,000,000
CERTIFICATE OF DEPOSIT - 11.4%
Calyon
4.750%, 10/24/2006 (a)	1,000,000	1,000,000
Natexis Banque Popularies
5.000%, 02/08/2007	1,300,000	1,300,000
Norinchukin Bank
5.310%, 10/10/2006	2,000,000	2,000,000
5.405%, 03/15/2007	4,000,000	4,000,000
Societe Generale
5.435%, 10/02/2006	6,000,000	5,999,993
TOTAL CERTIFICATE OF DEPOSIT
(Cost $14,299,993)		14,299,993
COMMERCIAL PAPER - 54.0%
Apreco LLC
5.310%, 11/13/2006 (a)	3,000,000	2,980,972
AT&T
5.400%, 10/02/2006	6,000,000	5,999,100
Cedar Springs Capital Co. LLC
5.390%, 10/04/2006 (a)	3,000,000	2,998,652
5.310%, 01/05/2007 (a)	3,000,000	2,957,520
Charta
5.400%, 10/02/2006	2,138,000	2,137,679
Giro Funding Corp.
5.290%, 01/22/2007 (a)	6,000,000	5,900,372
Greyhawk Funding LLC
5.280%, 10/27/2006 (a)	6,000,000	5,977,120
Irish Life PLC
5.270%, 12/18/2006 (a)	3,000,000	2,965,745
Lake Constance Funding LLC
5.290%, 10/13/2006 (a)	6,000,000	5,989,420
Mane Funding Corp.
5.300%, 10/13/2006 (a)	2,000,000	1,996,467
Monument Gardens Funding LLC
5.290%, 11/29/2006 (a)	3,000,000	2,973,991
Morgan Stanley
5.400%, 10/02/2006	1,000,000	999,850
Norddeutsche Landesbank Girozentrale
5.260%, 12/21/2006 (a)	6,000,000	5,928,990
Simba Funding Corp.
5.270%, 03/21/2007 (a)	3,000,000	2,924,903
Tango Finance Corp.
5.250%, 01/25/2007	3,000,000	2,949,250
Variable Funding
5.400%, 10/02/2006	6,000,000	5,999,100
Windmill Funding Corp.
5.270%, 11/02/2006	6,000,000	5,971,893
TOTAL COMMERCIAL PAPER
(Cost $67,651,024)		67,651,024

	PRINCIPAL AMOUNT	VALUE
FLOATING RATE NOTES (b) - 29.9%
American Express Credit Corp.
5.290%, 10/9/06 (a)	$1,000,000	$999,971
American Honda Finance
5.647%, 10/16/06	2,000,000	2,000,917
Banque Nationale de Paris/NY
5.296%, 10/26/06	1,000,000	1,000,000
Bear Stearns Co., Inc.
5.320%, 10/2/06	2,000,000	2,000,000
Canadian Imperial Bank of Commerce
5.451%, 12/04/2006	2,000,000	2,000,243
CIT Group, Inc.
5.605%, 11/15/06	2,000,000	2,001,490
7.375%, 04/02/2007	1,500,000	1,514,436
Credit Suisse
5.511%, 10/24/06	2,000,000	2,000,013
DNB Nor Bank
5.320%, 10/2/06	3,000,000	3,000,000
General Electric Capital Corp.
5.290%, 10/24/06	4,000,000	4,000,000
Goldman Sachs Group, Inc.
5.390%, 10/2/06 (c)	3,000,000	3,000,000
5.370%, 10/2/06 (c)	2,000,000	2,000,000
IBM Corp.
5.320%, 10/10/06	1,000,000	999,955
Marshall & Ilsley Bank
5.310%, 10/23/06	1,000,000	1,000,000
Morgan Stanley
5.320%, 10/2/06	5,000,000	5,000,000
Natexis Banque Populaires
5.420%, 10/2/06	1,000,000	1,000,000
Skandinaviska Enskilda Banken
5.330%, 10/18/06	3,000,000	3,000,000
Unicredito Italiano Bank Ireland
5.340%, 10/14/06	1,000,000	1,000,000
TOTAL FLOATING RATE NOTES
(Cost $37,517,025)		37,517,025

MEDIUM TERM NOTES - 0.8%
Five Finance, Inc.
5.700%, 07/03/2007	1,000,000	1,000,000
TOTAL MEDIUM TERM NOTES
(Cost $1,000,000)		1,000,000

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
SCHEDULE OF INVESTMENTS	MONEY MARKET FUND

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY ISSUES - 2.6%
Freddie Mac
5.350%, 05/25/2007	$3,250,000	$3,250,000
TOTAL U.S. GOVERNMENT AGENCY ISSUES
(Cost $3,250,000)		3,250,000
Total Investments
(Cost $124,718,042) - 99.5%		124,718,042
Other Assets in Excess of Liabilities - 0.5%		645,611
TOTAL NET ASSETS - 100.0%		$125,363,653

(a)
Security is exempt from registration under Rule 144(a) of the Securities Act of 1933. It may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board for 4(2) paper that requires each security to be rated in one of the two highest rating categories by at least two nationally recognized rating organizations (“NRSO”), or if one NRSO rates the security, by that NRSO.

(b)
Variable rate security. The coupon rate shown on variable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c)
Security is exempt from registration under Rule 144(a) of the Securities Act of 1933. It may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid for not meeting the required criteria adopted by the Fund’s Board to be classified as liquid securities. The aggregate value of such securities is $5,000,000 or 4.0% of total net assets.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
MONEY MARKET FUND	FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006

ASSETS
Investments in securities, at value	$124,718,042
Cash	574
Receivables:
Shares sold	273,730
Interest and dividends	465,911
Prepaid expenses and other	2,570
125,460,827
LIABILITIES
Payables:
Advisory fees	38,001
Professional fees	29,547
Administration fees	10,269
Fund accounting fees	4,814
Custodian fees	2,836
Directors’ fees	177
Other accrued expenses	11,530
97,174
NET ASSETS
Paid-in capital	125,363,653
$125,363,653

Investments at cost	$124,718,042
Shares authorized per class ($.10 par value)	200,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

Share Class	Net Assets	Shares Outstanding
Class I	$125,363,653	125,363,653	$1.00

STATEMENT OF OPERATIONS
For the year ended September 30, 2006

INVESTMENT INCOME
Interest	$5,424,678
5,424,678
EXPENSES
Advisory fees	399,460
Administration fees	114,131
Professional fees	30,415
Transfer agent fees	24,275
Fund accounting fees	23,635
Directors’ fees	13,137
Custodian fees	9,769
Shareholder reporting fees	5,686
Other expenses	14,610
635,118
Reimbursements and waivers	(121,527)
513,591
NET INVESTMENT INCOME / (LOSS)	4,911,087

REALIZED AND UNREALIZED GAIN / (LOSS)
Net realized gain / (loss) on investments	1,150
Net change in unrealized appreciation /
(depreciation) on investments	—

NET REALIZED AND UNREALIZED
GAIN / (LOSS)	1,150

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS	$4,912,237

TRANSACTIONS WITH AFFILIATES:
Percent of CurrentNet Asset Value

Advisory Fee	Administration Fee	Expense Limit(1)	Reimbursements and Waivers
0.35%	0.10%	0.10%	$121,527

(1)	The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
FINANCIAL STATEMETNS	MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended September 30,
	2006	2005
OPERATIONS
Net investment income / (loss)	$4,911,087	$2,401,725
Net realized gain / (loss) on investments	1,150	2,554
	4,912,237	2,404,279

DISTRIBUTIONS TO SHAREHOLDERS*
Net investment income	(4,911,087)	(2,401,725)
Net realized gain on investments	(1,150)	(2,554)
	(4,912,237)	(2,404,279)

FUND SHARE TRANSACTIONS
Proceeds from shares sold	60,024,006	53,248,848
Reinvestment of distributions	4,904,878	2,402,577
Payments for shares redeemed	(48,971,288)	(49,744,229)
	15,957,596	5,907,196

NET INCREASE / (DECREASE) IN NET ASSETS	15,957,596	5,907,196
NET ASSETS
Beginning of period	109,406,057	103,498,861

End of period	$125,363,653	$109,406,057

FUND SHARE TRANSACTIONS
Sold	60,024,006	53,248,848
Reinvestment of distributions	4,904,878	2,402,577
Redeemed	(48,971,288)	(49,744,229)

Net increase / (decrease) from fund share transactions	15,957,596	5,907,196

*TAX CHARACTER OF DISTRIBUTIONS PAID
Ordinary income	$4,912,237	$2,404,279
	$4,912,237	$2,404,279

The accompanying notes are an integral part of the financial statements.

Summit Mutual Funds, Inc. - Apex Series
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc. (“Summit Mutual Funds”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Summit Mutual Funds is offered in two series, the Pinnacle Series and the Apex Series. The results of the Apex Series are presented herein. The Apex Series’ shares are offered in six different Funds - Nasdaq-100 Index Fund, Everest Fund, Bond Fund, Short-term Government Fund, High Yield Bond Fund, and Money Market Fund (individually “Fund”, collectively “Funds”). The Nasdaq-100 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks as represented by its respective index. The Everest Fund primarily seeks long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies. The High Yield Bond Fund seeks high current income and capital appreciation, secondarily, by investing primarily in high yield, high risk bonds, with intermediate maturities. The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Class I shares of the Fund are offered without a sales charge to institutional and retail investors. Effective October 1, 2004, two Funds began offering a Class A share, which includes a front-end sales charge (see Note 3). These funds are also offered to insurance company exempt separate accounts, including The Union Central Life Insurance Company (parent company of Summit Investment Partners Inc., the Adviser).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Fund, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ Global Market or NASDAQ Global Select Market, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Examples of valuation bases and factors used to determine securities’ fair value include: a multiple of earnings, a discounted value from freely-traded similar securities, relative yield to maturity calculations, market values for similar securities, or a combination of these or other methods. Additionally, general market risk, and credit, yield and other risks particular to a given issue and other factors are considered. Money market instruments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

Federal taxes - Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including net capital gains (the excess of long-term capital gains over short-term capital losses). Capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Shareholders will be subject to income taxes on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gains of a Fund

Summit Mutual Funds, Inc. - Apex Series
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (continued)

will be taxable to the shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares. Other Fund distributions will generally be taxable as ordinary income. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

It is the intent of Summit Mutual Funds to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Accordingly, no provision for federal or state income taxes has been recorded.

Distributions - Distributions from net investment income, if any, in all fixed income Funds, except the Money Market Fund, are generally declared and paid quarterly. Distributions from net investment income, if any, of the Money Market Fund are declared daily and paid monthly. Equity Funds generally declare and pay dividends annually. Net realized capital gains, if any, are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Fund at the net asset value per share unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

The amounts of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. The book/tax differences are primarily related to the tax deferral of losses on wash sales, Section 1256 Mark to Market, paydowns on mortgage backed securities, post-October capital losses, and partnership adjustments. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of Summit Mutual Funds are charged to each Fund based on the ratio of the net assets of each Fund to the combined net assets of Summit Mutual Funds. Nonallocable expenses are charged to each Fund based on specific identification.

Foreign currency - Summit Mutual Funds’ accounting records are maintained in U.S. dollars. Funds may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. Summit Mutual Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All such results are included in net realized and unrealized gain or loss for investments.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulations of foreign securities markets and the possibility of political and economic instability.

Summit Mutual Funds, Inc. - Apex Series
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts - Certain Funds may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities may purchase and write call and put options on such contracts. Each eligible Fund may invest up to 20% of its assets in such futures and/or options. The Nasdaq-100 Index and Short-term Government Funds may invest up to 100% of their assets in such futures and/or options until each Fund reaches $50 million in net assets. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Funds enter into a futures contract, they are required to deposit, or designate and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms of such contracts, the Funds agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Funds invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Funds is that the change in the value in the underlying securities may not correlate to the value of the contracts.

Fund securities lending - The Funds (except the Money Market Funds) lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Income from securities lending is included in “Other Income” on the Statement of Operations. Collateral is maintained at not less than 100% of the current market value of loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. In addition to cash collateral, the Funds may accept noncash collateral consisting of government securities and irrevocable letters of credit from domestically domiciled banks.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Summit Mutual Funds pays investment advisory fees to Summit Investment Partners, Inc. (the “Adviser”), under terms of an Investment Advisory Agreement (the “Agreement”). Certain officers and directors of the Adviser are affiliated with Summit Mutual Funds. Summit Mutual Funds pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Fund on a daily basis.

Administration fees - The Fund has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund’s books and records and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund. A separate administrative service fee of 0.10% of average daily net assets on an annual basis will be imposed for these services.

Directors’ fees - Each director who is not affiliated with the Adviser receives fees from Summit Mutual Funds for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director’s deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Summit Money Market Fund.

Other - The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company (“Union Central”). On January 1, 2006, Union Central converted from an Ohio mutual life insurance company to an Ohio stock life insurance company subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005.

Summit Mutual Funds, Inc. - Apex Series
NOTES TO FINANCIAL STATEMENTS

NOTE 2 - TRANSACTIONS WITH AFFILIATES (continued)

Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company. Subject to the direction and authority of Summit Mutual Funds’ board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds’ business affairs.

NOTE 3 - MULTIPLE CLASSES OF SHARES

The Nasdaq-100 Index and Everest Funds offer a second class of shares (Class A). The Class A shares are subject to a Distribution and Shareholder Service Plan (“12b-1 Plan”), which was approved by the Funds’ Board of Directors effective March 1, 2002. The 12b-1 Plan provides that each 12b-1 Plan class shall pay to the Series’ Distributor, Quasar Distributors, LLC, a fee for payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions for distribution assistance and/or shareholder services in connection with the Class A shares. The fee shall be in an amount not to exceed on an annual basis 0.25% of the average daily net asset value attributable to Class A shares. Since the fee is paid out of the assets of the Class A shares on an ongoing basis, over time the fee will increase the cost and reduce the return of an investment. In addition, Class A shares have a front-end sales load.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

NOTE 4 - FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Summit Mutual Funds, Inc. - Apex Series
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of Summit Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Summit Mutual Funds, Inc - Apex Series (the “Funds”), including the Nadsaq-100 Index Fund, Everest Fund, Bond Fund, Short-term Government Fund, High Yield Bond Fund and Money Market Fund, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Summit Mutual Funds, Inc. - Apex Series as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
November 10, 2006

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Summit Mutual Funds, Inc. - Apex Series
MANAGEMENT OF THE FUND

Directors and Officers
Independent Directors
Name, Age and Address(1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Theodore H. Emmerich (80)	Director and Chairman	Indefinite Term Director since 1987	Consultant	15	American Financial Group

Yvonne L. Gray (55)	Director	Indefinite Term Director since 1999	Chief Operating Officer, United Way of Greater Cincinnati (Social Services Provider); prior thereto, Vice President / Trust Operations Officer, Fifth Third Bank; former Audit Manager, Price Waterhouse (Accounting Firm)	15

Michael K. Keating (51)	Director	Indefinite Term Director since 2005	Managing Director, Keating Vollmer & Co. LLC (Private Equity Investment Firm)	15

David C. Phillips (68)	Director	Indefinite Term Director since 2001	Co-Founder, Cincinnati Works Inc. (Job Placement); prior thereto, Chief Executive Officer, Downtown Cincinnati Inc. (Economic Revitalization of Cincinnati)	15	Meridian Bioscience, Inc.; Cintas, Inc.

Mary W. Sullivan (49)	Director	Indefinite Term Director since 2001	Attorney, Peck, Shaffer & Williams LLP (Law Firm)	15	Franklin Savings and Loan Co.; First Franklin Corporation

Interested Director and Officers
Name, Age and Address(1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Steven R. Sutermeister* (52)	Director, President and Chief Executive Officer	Indefinite Term Director since 1999	Senior Vice President, Union Central; President and Chief Executive Officer, Adviser.	15	Summit Investment Partners, Inc.; Union Central Mortgage Funding, Inc.

John F. Labmeier 1876 Waycross Rd Cincinnati, OH 45240. (57)	Vice President and Secretary	Indefinite Term Officer since 1990	Vice President, Associate General Counsel and Assistant Secretary, Union Central; Vice President and Secretary, Carillon Investments, Inc.; Secretary, Adviser	NA	NA

Thomas G. Knipper (49)	Vice President, Controller and Chief Compliance Officer	Indefinite Term Officer since 1995	Chief Compliance Officer, Adviser	NA	NA

Gerald Q. Herbert (39)	Treasurer	Indefinite Term Officer since 2005	Treasurer and Director of Finance and Accounting, Adviser; prior thereto, Controller, General Factory Supplies Co.	NA	NA

John M. Lucas 1876 Waycross Rd. Cincinnati, OH 45240 (55)	Assistant Secretary	Indefinite Term Officer since 1990	Second Vice President, Counsel and Assistant Secretary, Union Central	NA	NA
_______________
(1)	Except as otherwise indicated, the business of each listed person is 312 Walnut St., Ste. 2500, Cincinnati, OH 45202
*	Mr. Sutermeister may be considered to be an “interested person” of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

Note - The Statement of Additional Information includes additional information about fund directors and is available without charge, upon request, by calling 1-877-546-FUND.

The Summit Pinnacle Series are distributed to insurance company separate accounts and are available in variable annuity and variable universal life insurance products. Summit Pinnacle Series is distributed by Ameritas Investment Corp. Lincoln, Nebraska, Member SIPC. The Pinnacle Series consist of the following Portfolios:

Equity Index Funds
S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio
Russell 2000 Small Cap Index Portfolio
Nasdaq-100 Index Portfolio
EAFE International Index Portfolio

Fixed Income & Balanced Index Funds
Balanced Index Portfolio
Lehman Aggregate Bond Index Portfolio

Managed Funds
Zenith Portfolio
Bond Portfolio

The Summit Apex Series are a family of Mutual Funds intended for institutional and retail accounts. For more complete information about the Summit Mutual Funds’Apex Series, including risks, charges and expenses, call 888-259-7565 for a prospectus. Please read the prospectus carefully before you invest or send money. Summit Apex Series are distributed by Quasar Distributors, LLC. Milwaukee,Wisconsin. The Apex Series consist of the following Funds:

Equity Index Funds
Nasdaq-100 Index Fund

Managed Funds
Everest Fund
Bond Fund
Short-term Government Fund
High Yield Bond Fund

Money Market Funds
Money Market Fund

Please visit our Website at www.summitfunds.com to learn more about the Summit Mutual Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report (September 30, 2006), the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer/controller. This code of ethics is posted on the Fund's website, www.summitfunds.com.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Summit Mutual Funds, Inc. Board of Directors has named the following financial experts:

—	Theodore H. Emmerich, Independent Director
—	Yvonne L. Gray, Independent Director
—	David C. Phillips, Independent Director

Item 4. Principal Accountant Fees and Services.

		Year Ended 09/30
		2006	2005
(a)	Audit Fees	$97,242	$99,760
(b)	Audit-related Fees	-	-
(c)	Tax Fees	-	-
(d)	All Other Fees	-	-
(e)(1)	Pre-approval Policy* (see below)
(e)(2)	% above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hrs.	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to the Funds).	137,100	71,250
(h)
Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.
		Yes	Yes

*(e) (1) The following discloses the audit committee's pre-approval policies and procedures, as set forth in the Audit Committee Charter:

"(c) The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the Accountant, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (c) shall be presented to the full Committee at its next scheduled meeting.

(d) Pre-approval for a non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

(e) The Committee shall pre-approve the Accountant's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund in accordance with paragraph (c) above, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Fund, the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception)."

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant's President and Controller have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

(b)
There were no significant changes in Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(1)	Code of Ethics, filed herewith.
(2)	Certifications pursuant to Rule 30a-2(a) under the Act filed herewith.
(3)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Summit Mutual Funds, Inc.

By (Signature and Title) /s/ Steven R. Sutermeister
Steven R. Sutermeister, President

Date December 07, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Steven R. Sutermeister
Steven R. Sutermeister, President

Date December 07, 2006

By (Signature and Title) /s/ Thomas G. Knipper
Thomas G. Knipper, Controller

Date December 07, 2006